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PROSPECTUS

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Issued by:PROTECTIVE LIFE INSURANCE COMPANY

2801 Highway 280 South

Birmingham, Alabama 35223

Telephone (800) 866-3555

    This prospectus describes Transitions, an individual flexible premium variable and fixed life insurance policy offered by Protective Life Insurance Company ("Protective Life"). Please read it carefully before you invest.

    The Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

    You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Policy Value is maintained.

    The value of the life insurance policy will fluctuate with the investment performance of the investment options you select. A Fixed Account is also available.

    The Owner may, within limits, allocate Net Premiums and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc., and Van Eck Worldwide Insurance Trust.

    It may not be advantageous to replace existing insurance with this Policy. Within certain limits, you may return the Policy.

    Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This policy may not be available for sale in all states.

    An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium paid (principal).

The date of this prospectus is May 1, 2000

PROSPECTUS CONTENTS

-Loan Repayment	23
-Interest	23
-Non-Payment of Policy Loan	23
-Effect of a Policy Loan	23
Death Benefit Proceeds	24
-Calculation of Death Benefit Proceeds	24
-Death Benefit Options	24
-Changing the Death Benefit Option	24
-Changing the Face Amount	25
-Increasing the Face Amount	25
-Decreasing the Face Amount	25
-Additional Coverage from Term Rider for Covered Insured ("CIR")	25
Settlement Options	26
-Minimum Amounts	26
-Other Requirements	26
The Fixed Account	27
The Fixed Account	27
Interest Credited on Fixed Account Value	27
Payments from the Fixed Account	27
Charges and Deductions	27
Monthly Deduction	27
-Cost of Insurance Charge	28
-Cost of Insurance Rates	28
-Cost of Insurance Charge under a CIR	29
-Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	29
-Monthly Administration Fee	29
-Supplemental Rider Charges	29
-Mortality and Expense Risk Charge	29
Transfer Fee	30
Withdrawal Charge	30
Fund Expenses	30
Exchange Privilege	30
Effect of the Exchange Offer	32
-Tax Matters	32
-Sales Commissions	32
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premiums	32
Other Policy Benefits and Provisions	42
Limits on Rights to Contest the Policy	42
-Incontestability	42
-Suicide Exclusion	42
Changes in the Policy or Benefits	42
-Misstatement of Age or Sex	42
-Other Changes	42
Suspension or Delay of Payments	42
Reports to Policy Owners	42
Assignment	42
Arbitration	43
Supplemental Riders and Endorsements	43
-Children's Term Life Insurance Rider	43

-Accidental Death Benefit Rider	43
-Disability Benefit Rider	43
-Guaranteed Insurability Rider	43
-Protected Insurability Benefit Rider	43
-Term Rider for Covered Insured	43
-Terminal Illness Accelerated Death Benefit Endorsement	44
Reinsurance	44
Uses of the Policy	44
Tax Considerations	45
Introduction	45
Tax Status of Protective Life	45
Taxation of Life Insurance Policies	45
-Tax Status of the Policy	45
— Diversification Requirements	45
— Ownership Treatment	46
-Tax Treatment of Life Insurance Death Benefit Proceeds	46
-Tax Deferral During Accumulation Period	46
-Policies Not Owned by Individuals	47
-Policies Which Are Not MEC's	47
— Tax Treatment of Withdrawals Generally	47
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	47
— Tax Treatment of Loans	47
-Policies Which Are MEC's	47
— Characterization of a Policy as a MEC	47
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	48
— Penalty Tax	48
— Aggregation of Policies	48
-Actions to Ensure Compliance with the Tax Law	48
-Other Considerations	48
Federal Income Tax Withholding	48
Other Information About the Policies and Protective Life	49
Sale of the Policies	49
Protective Life Directors and Executive Officers	49
State Regulation	50
Additional Information	51
Year 2000 Compliance Issues	51
Independent Accountants	51
Experts	51
IMSA	51
Legal Matters	51
Financial Statements	52
Index to Financial Statements	F-1
Appendices
A-Examples of Death Benefit Options	A-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age — The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period — Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

CIR — Optional Term Rider for Covered Insured.

Death Benefit — The amount of insurance provided under the Policy as determined by the Death Benefit Option. The amount payable on the death of the Insured will be the Death Benefit Proceeds.

Death Benefit Option — One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A), or Face Amount Plus Policy Value (Option B).

Death Benefit Proceeds — The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt, (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any unpaid monthly deductions if the Insured dies during a grace period.

Face Amount — A dollar amount selected by the Owner and shown in the Policy.

Fixed Account — Part of Protective Life's general account to or from which Policy Value may be transferred and into which premiums may be allocated under a Policy.

Fixed Account Value — The Policy Value in the Fixed Account.

Fund — A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office — 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount — The Face Amount on the Policy Effective Date.

Insured — The person whose life is covered by the Policy.

Issue Age — The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date — The date the Policy is issued.

Lapse — Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account — An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium — For Policies issued on Insured's Issue Age up to 75, the cumulative minimum amount of premium payments that must be paid in order for the No-Lapse Guarantee to remain in effect.

Monthly Anniversary Day — The same day in each month as the Policy Effective Date.

Monthly Deduction — The fees and charges deducted monthly from the Policy Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary — The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt — The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date — The date shown in the Policy as of which coverage under the Policy begins.

Policy Value — The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year — Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account — A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value — The Policy Value in a Sub-Account.

Surrender Value — The Policy Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day — Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period — The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account — Protective Variable Life Separate Account, a separate investment account of Protective Life to or from which Policy Value may be transferred and into which premiums may be allocated.

Variable Account Value — The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

    The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

    Purpose of the Policy.  The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should consider the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

    Comparison with Universal Life Insurance.  The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be lower than the aggregate premiums paid.

    However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. Also, unless the entire Policy Value is allocated to the Fixed Account, there is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. (See "Policy Lapse and Reinstatement".) However, Protective Life guarantees that the Policy will remain in force during the first 5 Policy Years, as long as certain requirements related to the Minimum Monthly Premium have been met. (See "Premiums — No-Lapse Guarantee".) If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

    Death Benefit Options.  Two Death Benefit options are available under the Policy: a level death benefit ("Option A") and a variable death benefit ("Option B"). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

    Illustrations.  Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

    Tax Considerations.  Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

    Cancellation privilege.  For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege".) In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate premium payments to the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Premium Allocations".)

    Owner Inquiries.  If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS

• You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 17 and 18 for rules and limits.
• The Policy's minimum initial premium and planned premium payments depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• Unscheduled premium payments may be made, within limits. See pages 17 and 18.
• Under certain circumstances, extra premiums may be required to prevent lapse. See "Policy Lapse and Reinstatement" page 19.

ALLOCATION OF PREMIUM PAYMENTS
• You direct the allocation of premium among 30 Sub-Accounts and the Fixed Account. See pages 18 and 19 for rules and limits on premium allocations.

• The Sub-Accounts invest in corresponding Funds. See pages 12 through 14. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Calvert Funds and the Van Eck Funds.

• Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See pages 18 and 27 for rules and limits on Fixed Account allocations.

DEDUCTIONS FROM POLICY VALUE
• Monthly Deduction is made for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are $3.00 per month. Monthly mortality and expense risk charges are currently equal to .062% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of approximately 0.75% of such amount) during Policy Years 1 through 10 and .021% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of approximately 0.25%) in Policy Years 11 and thereafter. The guaranteed monthly mortality and expense risk charge is .075% multiplied by the value of the assets in the Variable Account (which is equivalent to an annual rate of approximately 0.90%) on all years. The mortality and expense risk charge is not deducted from Fixed Account. See "Monthly Deduction" pages 27 through 29.
DEDUCTIONS FROM ASSETS
• Investment advisory fees and Fund operating expenses are also deducted from the assets of each Fund.

POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" pages 18 and 19. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover a Monthly Deduction due. See page 19.
• Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See pages 20 through 22 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Surrender Value and the Death Benefit used to determine Death Benefit Proceeds.

 CASH BENEFITS
• After the first Policy Year, loans may be taken for amounts up to 90% of Surrender Value, at an effective annual interest rate of 6.0% during the first 10 Policy Years and currently 4.00% (4.25% guaranteed) thereafter. See "Policy Loans" pages 22 through 24 for rules and limits.
• After the first Policy Year, withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply to each withdrawal. See "Withdrawal Privilege" on page 22 for rules and limits.
• The Policy may be surrendered in full at any time for its Surrender Value.
• A variety of settlement options are available. See page 26.

 DEATH BENEFITS
 • Available as lump sum or under a variety of settlement options.
• The minimum Face Amount is $250,000.
• Two Death Benefit Options are available: Option A, Level (which is equal to the Face Amount), and Option B, Increasing (which is equal to the Face Amount plus Policy Value). See page 24.
• Flexibility to change the Death Benefit Option and Face Amount. See pages 24 and 25 for rules and limits.
• The No-Lapse Guarantee keeps the Policy in force regardless of the sufficiency of Surrender Value so long as for each month the cumulative premiums paid on the Policy, less any withdrawals and any Policy Debt or liens are at least equal to the Minimum Monthly Premium. See "No-Lapse Guarantee" page 18.
• Supplemental riders may be available. See pages 43 and 44.

EXPENSE TABLE

    The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 11-14.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES
(after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%	0.00%	1.10%
Small Cap Value Fund	0.80%	0.00%	0.80%
Capital Growth Fund	0.80%	0.00%	0.80%
CORESM U.S. Equity Fund	0.80%	0.00%	0.80%
Growth and Income Fund	0.80%	0.00%	0.80%
Global Income Fund	1.10%	0.00%	1.10%
Van Kampen Life Investment Trust (6)
Emerging Growth Portfolio	0.67%	0.18%	0.85%
Enterprise Portfolio	0.48%	0.12%	0.60%
Comstock Portfolio	0.00%	0.95%	0.95%
Growth and Income Portfolio	0.43%	0.32%	0.75%
Strategic Stock Portfolio	0.24%	0.41%	0.65%
Asset Allocation Portfolio	0.33%	0.27%	0.60%
MFS® Variable Insurance TrustSM (2, 3)
New Discovery Series	0.90%	0.17%	1.07%
Emerging Growth Series	0.75%	0.09%	0.84%
Research Series	0.75%	0.11%	0.86%
Growth Series	0.75%	0.16%	0.91%
Growth With Income Series	0.75%	0.13%	0.88%
Utilities Series	0.75%	0.16%	0.91%
Total Return Series	0.75%	0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.66%	0.01%	0.67%
Global Securities Fund/VA	0.67%	0.02%	0.69%
Capital Appreciation Fund/VA	0.68%	0.02%	0.70%
Main Street Growth & Income Fund/VA	0.73%	0.05%	0.78%
High Income Fund/VA	0.74%	0.01%	0.75%
Strategic Bond Fund/VA	0.74%	0.04%	0.78%
Money Fund/VA	0.45%	0.03%	0.48%
Calvert Variable Series, Inc. (4)
Social Small Cap Growth Portfolio	1.00%	0.58%	1.58%
Social Balanced Portfolio	0.70%	0.19%	0.89%
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund	1.00%	0.26%	1.26%
Worldwide Real Estate Fund (5)	1.00%	2.23%	3.23%
(1)
The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1999 were: CORESM U.S. Equity Fund 0.85%, Small Cap Value Fund 0.90%, International Equity Fund 1.33%, Growth and Income Fund 0.86%, Capital Growth Fund 0.85%, and Global Income Fund 1.29%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 1999. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1999 were 2.49% reflecting "Other Expenses" of 1.59% and total expenses for the Growth Series were 1.46% reflecting "Other Expenses" of 0.71%.

(3)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had this offset been incorporated into the reported expenses, "Other Expenses" for the New Discovery Series would appear on the Expense Table as 0.15% and in footnote (2) as 2.47%; the "Other Expenses" for the Emerging Growth Series would appear on the Expense Table as 0.08%; the "Other Expenses" for the Research Series would appear on the Expense Table as 0.10%; the "Other Expenses" for the Growth Series would appear on the Expense Table as 0.15% and in footnote (2) as 0.70%; the "Other Expenses" for the Growth with Income Series would appear on the Expense Table as 0.12%; the "Other Expenses" for the Utilities Series would appear on the Expense Table as 0.15%; and the "Other Expenses" for the Total Return Series would appear on the Expense Table as 0.14%.

(4)
The figures have been restated to reflect expenses expected to be incurred in 2000. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Social Balanced, and 1.15% for Social Small Cap Growth.

(5)
Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1999 to February 28, 1999.

Beginning March 1, 1999 through February 29, 2000, the Adviser agreed to assume expenses exceeding 1.5% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses. For the year ended December 31, 1999 the Adviser assumed expenses in the amount of $40,036. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1999, the Adviser owned 18.6% of the outstanding shares of beneficial interest of the Fund.

(6)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 1999 to December 31, 1999 and will continue through the period of January 1, 2000 to December 31, 2000. There is no guarantee that the

  Advisor will continue the reimbursement beyond December 31, 2000. Absent these reimbursements, the advisory fees would have been 0.70% for the Emerging Growth Portfolio, 0.50% for the Enterprise Portfolio, 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; the "Other Expenses" would have been 0.18% for the Emerging Growth Portfolio, 0.12% for the Enterprise Portfolio, 9.76% for the Comstock Portfolio, 0.32% for the Growth and Income Portfolio, 0.41% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.

    The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 1999 to December 31, 1999. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

    Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1999, Protective Life had total assets of approximately $12.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $13.0 billion at December 31, 1999.

Protective Variable Life Separate Account

    Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

    The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

    Currently, thirty Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities: Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by

OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Calvert Variable Series, Inc. (the "Calvert Funds") managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust (the "Van Eck Funds") managed by Van Eck Associates Corporation. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

     International Equity Fund.  This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65% of its total assets in equity and equity-related securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

    Small Cap Value Fund.  This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

    Capital Growth Fund.  This Fund seeks long-term growth of capital. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

    CORE U.S. Equity Fund.  This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

    Growth and Income Fund.  This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

    Global Income Fund.  This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and entering into foreign currency transactions.

Van Kampen Life Investment Trust

    Emerging Growth Portfolio.  This Fund seeks capital appreciation.

    Enterprise Portfolio.  This Fund seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

    Comstock Portfolio.  This Fund seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Growth and Income.  This Fund seeks income and long-term growth of capital and income.

    Strategic Stock Portfolio.  This Fund seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

    Asset Allocation Portfolio.  This Fund seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

     New Discovery Series.  This Fund seeks to provide capital appreciation.

    Emerging Growth Series.  This Fund seeks to provide long-term growth of capital.

    Research Series.  This Fund seeks to provide long-term growth of capital and future income.

    Growth Series.  This Fund seeks long-term growth of capital and future income rather than current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies the Fund's investment advisor believes offer better than average prospects for long-term growth.

    Growth With Income Series.  This Fund seeks to provide reasonable current income and long-term growth of capital and income.

    Utilities Series.  This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

    Total Return Series.  This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

     Aggressive Growth Fund/VA.  This Fund seeks capital appreciation.

    Global Securities Fund/VA.  This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

    Capital Appreciation Fund/VA.  This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

    Main Street Growth & Income Fund/VA.  This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

    High Income Fund/VA.  This Fund seeks a high level of current income from investment in high yield fixed-income securities.

    Money Fund/VA.  This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

    Strategic Bond Fund/VA.  This Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

Calvert Variable Series, Inc.

     Social Small Cap Growth Portfolio.  This Fund seeks to provide long-term capital appreciation by investing in the equity securities of companies that have small market capitalization.

    Social Balanced Portfolio.  This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

     Worldwide Hard Assets Fund.  This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

  •
  (i) precious metals,
  •
  (ii) natural resources,
  •
  (iii) real estate; and
  •
  (iv) commodities.

    Worldwide Real Estate Fund.  This Fund seeks a high return by investing in equity securities of companies that own real estate or that principally do business in real estate.

    There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

    More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectus for each of the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premiums or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Other Information about the Funds.  Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to the Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Other Investors in the Funds

    Protective Investment Company (PIC) currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC prospectus for more detail.)

    Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Funds and Van Eck Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Calvert Funds and Van Eck Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s).

    If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

    Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

    Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

    An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

    Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

    Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

    To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a policy. Premium may be collected at the time of Policy delivery.

    Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 90 days.

    In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application.

Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the No-Lapse Guarantee will include the Minimum Monthly Premium for the backdated period.

    The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

Cancellation Privilege

    You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)
10 days after you receive your Policy,
(2)
45 days after you sign your application, or
(3)
10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

    Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)
the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,
(2)
Fixed Account Value determined as of the date the returned Policy is received, and
(3)
Variable Account Value determined as of the date the returned Policy is received.

    This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

     Minimum Initial Premium.  The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. See "Planned Periodic Premiums," below. Consult your sales representative for information about the initial premium required for the coverage you desire.

    Planned Periodic Premiums.  In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement".) Subject to the limits described below, you can change the amount and frequency of planned periodic premiums whenever you want by written notice to Protective Life at the Home Office.

    Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

    Unscheduled Premiums.  Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

    Premium Limitations.  Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

    Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. (See "Premium Allocations.") Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue Code. (See "Tax Considerations".)

    No-Lapse Guarantee.  In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy and its associated riders and endorsements will remain in force. This provision remains in effect during the first 5 Policy Years regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. We will not notify you in the event the No-Lapse Guarantee is no longer in effect.

    If you increase your Policy's Face Amount or change the Death Benefit option while the No-Lapse Guarantee is in effect, Protective Life will not extend the period of this guarantee beyond the 5th Policy Year. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the No-Lapse Guarantee also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

    Premium Payments Upon Increase in Face Amount.  Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.

Premium Allocations

    Owners must indicate in the application how premium is to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Account and the Fixed Account must be equal to 100% of premium. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account.

    For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium (and any subsequent premium paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

    Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the premiums will be invested as requested as of the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in Face Amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting premium will be reallocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the entire premium immediately, without any adjustment for investment experience.

    Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Policy Lapse and Reinstatement

     Lapse.  Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the No-Lapse Guarantee is in effect, a Policy will lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. (See "Monthly Deduction".)

    If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the No-Lapse Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient premium to offset prior Monthly Deductions.

    In the event of a Policy default, the Owner has a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

    Reinstatement.  An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premium equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

CALCULATION OF POLICY VALUES

Variable Account Value

    The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value or any Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

    Determination of Units.  For each Sub-Account, the premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day as of which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

    Determination of Unit Value.  The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

    Net Investment Factor.  The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

      a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

      b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

    The Fixed Account Value under a Policy at any time is equal to: (1) the premium allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

     General.  Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. (See "Suspension or Delay of Payments".) The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

    Telephone Transfers.  Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

    Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

    Reservation of Rights.  Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

    Dollar-Cost Averaging.  If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

    To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account Value must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day.

    Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

    Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

    Portfolio Rebalancing.  At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period except the

29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

    Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice to the Owner.

Surrender Privilege

    At any time while the Policy is still in force and while the Insured is still living, You may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".) A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privilege

    At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from the Policy Value as of the end of the Valuation Period during which the written request was received. (See "Withdrawal Charge".)

    The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

    If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

Policy Loans

     General.  After the first Policy Anniversary and while the Insured is still living, an Owner may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by written notice received by Protective Life at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Surrender Value on the date that the loan request is received. Outstanding Policy loans therefore reduce the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

    Loan Collateral.  When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed

Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

    On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub- Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

    Loan Repayment.  You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premium is allocated.

    Interest.  During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding loan at an effective annual rate of 4.0% (with a maximum guaranteed rate of 4.25%). Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

    The Loan Account is credited with interest at an effective annual rate of not less than 4%. Thus, the net cost of a loan is 2.0% per year during Policy Years 2 through 10, and currently 0.00% thereafter (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premium is allocated.

    Non-Payment of Policy Loan.  If the Insured dies while a loan is outstanding, the Policy Debt is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

    If the Loan Account Value exceeds the Policy Value (i.e., the Surrender Value becomes zero) on any Valuation Date, the Policy may be in default. If this occurs, you, and any assignee of record, will be sent notice of the default. You will have a 31-day grace period to submit a sufficient payment to avoid a lapse (i.e., termination) of the Policy. The notice will specify the amount that must be repaid to prevent lapse.

    Effect of a Policy Loan.  A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account.

(See "No Lapse Guarantee".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

Death Benefit Proceeds

    As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

    Calculation of Death Benefit Proceeds.  The Death Benefit Proceeds are equal to the Death Benefit under the Death Benefit option selected calculated as of the date of the Insured's death, plus benefits under any supplemental rider benefits, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any past due Monthly Deductions if the Insured died during a grace period. Under certain circumstances, the amount of the Death Benefit may be further adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

    If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

    Death Benefit Options.  The Policy Owner may choose one of two Death Benefit Options for use in determining the Death Benefit. Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value on the date of the Insured's death. Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the same specified percentage of the Policy Value on the date of the Insured's death.

    The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

    Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

    Changing the Death Benefit Option.  On or after the first Policy Anniversary, the Owner may change the Death Benefit option on the Policy subject to the following rules. After any change, the Face Amount must be at least $250,000. The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective.

    When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

    Changing the Face Amount.  On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

    Increasing the Face Amount.  Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. When the No-Lapse Guarantee is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased. (See "No-Lapse Guarantee," and "Premiums Upon Increase in Face Amount".)

    The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in Face Amount within the period. In such case, unless the Owner otherwise requests, an amount will be refunded (i.e. credited back to the Policy Value) as described above, except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)

    Decreasing the Face Amount.  If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation.

    Protective Life reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitation under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

    The Face Amount after any decrease must be at least $250,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for three years following an increase in Face Amount; and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

    Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount also may have tax consequences. (See "Tax Considerations".)

    Additional Coverage from Term Rider for Covered Insured ("CIR").  An owner may also obtain additional insurance coverage by purchasing a CIR at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR increases the Death Benefit under the Policy by the face amount of the CIR. The face amount of the CIR does not vary with the investment experience of the Variable Account. (See "Supplemental Riders".) In addition, a CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR will be deducted from the Policy Value as part of the Monthly Deduction. (See "Monthly Deduction — Cost of Insurance Charge under a CIR".) No additional premium expense charge is assessed in connection with a CIR.

    Owners may increase or decrease the face amount of a CIR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR. Coverage on an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR. Owners should consult their sales representative before deciding whether to increase or decrease the Face Amount of the Policy or the CIR face amount.

    Owners should consult their sales representative when deciding whether or not to purchase a CIR.

Settlement Options

    The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

    The following settlement options may be elected.

    Option 1 — Payment for a Fixed Period.  Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    Option 2 — Life Income with Payments for a Guaranteed Period.  Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    Option 3 — Interest Income.  Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

    Option 4 — Payments for a Fixed Amount.  Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    Minimum Amounts.  Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    Other Requirements.  Settlement options must be elected by written notice received by Protective at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

    If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE FIXED ACCOUNT

    Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account

    The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of premium allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)

Interest Credited on Fixed Account Value

    Protective Life guarantees that the interest credited during the first Policy Year to the initial premium allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent premium allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium is allocated or the date that the transfer is made.

    After an interest rate guarantee expires as to a premium or amount transferred, (i.e., 12 months after the premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account

    Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

Monthly Deduction

    On the Policy Effective Date, Protective Life will deduct the first Monthly Deduction from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The

Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental charges"), as described below. Except for the mortality and expense risk charge, the Monthly Deduction is deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

    Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

    Cost of Insurance Charge.  This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

    Cost of Insurance Rates.  The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds in the following rate classes, based on underwriting: Preferred (ages 18-75) or Nonsmoker (ages 0-75), or Tobacco (ages 15-75) or Smoker (ages 15-75), and substandard rate classes, which involve a higher mortality risk than the Smoker, Tobacco or Nonsmoker classes.

    Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

    Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience.

    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

    Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

    Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount, beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the Initial Face Amount.

    Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term or a graded premium whole life contract or on exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders".)

    In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract where available. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

    Cost of Insurance Charge Under a CIR.  The cost of insurance charge is determined in a similar manner for the face amount under a CIR and for any increase in the face amount under a CIR. Generally, both the current and the guaranteed cost of insurance rates under a CIR are substantially the same as the current and guaranteed cost of insurance rates on the Face Amount of the Policy.

    Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.  Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

    Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

    Monthly Administration Fee.  This charge compensates Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, financial reporting and overhead costs, processing applications and establishing Policy records. The monthly administration fee is a flat charge of $3 per month.

    Supplemental Rider Charges.  Protective Life deducts a monthly charge for any riders as part of the Monthly Deduction. (See "Supplemental Riders".)

    Mortality and Expense Risk Charge.  This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

    Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of approximately 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. The monthly mortality and expense risk charge is currently equal to .062% multiplied by the Variable Account Value, (which is equivalent to an annual rate of approximately 0.75% of such amount) during policy years 1 through 10 and .021% multiplied by the Variable Account Value (which is equivalent to an annual rate of approximately 0.25% of such amount) in Policy Years 11 and thereafter.

Transfer Fee

    Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Withdrawal Charge

    Protective Life will deduct an administrative charge upon a Withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

    The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. See the prospectus for each of the Funds.

Exchange Privilege

    The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

    The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

    Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) no surrender charges under the Policy; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

    A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description.

	Existing Life Policy	Policy
Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None
Administrative Fees	Ranges from $4 to $5 monthly.	$3 per month in all Policy Years
Mortality and Expense Charges	None	A monthly charge equal to .062% multiplied by the Variable Account Value, (which is equivalent to annual rate of 0.75% of such amount) during Policy Years 1-10; and currently a monthly charge equal to .021% multiplied by the Variable Account (which is equivalent to 0.25% of such amount) in Policy Years 11 and thereafter. The guaranteed monthly mortality and expense risk charge is .075% multiplied by the Variable Account Value (which is equivalent to an annual rate of approximately 0.90%) in all years.
Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) monthly mortality and expense charges (see above) and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	None
Guaranteed Interest Rate	Ranges from 4% to 5%.	Only Fixed Account : 4%.

Effect of the Exchange Offer

    1.  This Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

    2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

    3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

    Tax Matters.  Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

    The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in an exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

    If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy, it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

    Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

    Sales Commissions.  Sales representatives offering the Policies to Existing Life Policies Owners will receive a standardized sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. (See "Sale of Policies".)

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

    The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that net premium is allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account.

    The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.93% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

    In addition, the illustrations reflect the monthly charge to the Variable Account for assuming mortality and expense risks, which is currently equal to .062% multiplied by the Variable Account Value, (which is equivalent to an annual rate of approximately 0.75% of such amount) during Policies Years 1-10 and .021% multiplied by the Variable Account Value (which is equivalent to an annual rate of approximately 0.25% of such amount) in Policy Years 11 and thereafter. The guaranteed monthly mortality and expense risk charge is equal to .075% multiplied by the Variable Account Value (which is equivalent to 0.90% of such amount). After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for Policy Years 1-10 of -1.68%, 4.32% and 10.32%, respectively and for Policy Years 11 and thereafter -1.18%, 4.82% and 10.82%, respectively.

    The illustrations also reflect the deduction of the monthly administration fee and the monthly cost of insurance charge for the hypothetical Insured. Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

    The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$4,515 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
Age	End of Policy Year		Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,741	3,999	3,999	250,000	4,253	4,253	250,000	4,508	4,508	250,000
47	2	9,719	7,906	7,906	250,000	8,665	8,665	250,000	9,454	9,454	250,000
48	3	14,945	11,676	11,676	250,000	13,192	13,192	250,000	14,833	14,833	250,000
49	4	20,433	15,353	15,353	250,000	17,885	17,885	250,000	20,736	20,736	250,000
50	5	26,196	18,881	18,881	250,000	22,692	22,692	250,000	27,159	27,159	250,000
51	6	32,246	22,311	22,311	250,000	27,670	27,670	250,000	34,210	34,210	250,000
52	7	38,599	25,516	25,516	250,000	32,698	32,698	250,000	41,828	41,828	250,000
53	8	45,270	28,473	28,473	250,000	37,756	37,756	250,000	50,058	50,058	250,000
54	9	52,274	31,158	31,158	250,000	42,825	42,825	250,000	58,951	58,951	250,000
55	10	59,629	34,384	34,384	250,000	48,694	48,694	250,000	69,330	69,330	250,000
56	11	67,351	37,597	37,597	250,000	54,957	54,957	250,000	81,074	81,074	250,000
57	12	75,459	40,568	40,568	250,000	61,345	61,345	250,000	93,958	93,958	250,000
58	13	83,973	43,274	43,274	250,000	67,847	67,847	250,000	108,116	108,116	250,000
59	14	92,912	45,769	45,769	250,000	74,527	74,527	250,000	123,762	123,762	250,000
60	15	102,299	47,957	47,957	250,000	81,321	81,321	250,000	141,039	141,039	250,000
61	16	112,154	49,764	49,764	250,000	88,185	88,185	250,000	160,149	160,149	250,000
62	17	122,503	51,405	51,405	250,000	95,322	95,322	250,000	181,474	181,474	250,000
63	18	133,369	52,841	52,841	250,000	102,726	102,726	250,000	205,291	205,291	254,560
64	19	144,778	54,126	54,126	250,000	110,469	110,469	250,000	231,679	231,679	282,648
65	20	156,757	55,240	55,240	250,000	118,567	118,567	250,000	260,840	260,840	313,008
66	21	169,336	56,613	56,613	250,000	127,347	127,347	250,000	293,208	293,208	348,918
67	22	182,544	57,712	57,712	250,000	136,493	136,493	250,000	328,930	328,930	388,138
68	23	196,412	58,508	58,508	250,000	146,037	146,037	250,000	368,346	368,346	430,965
69	24	210,973	58,968	58,968	250,000	156,020	156,020	250,000	411,830	411,830	477,723
70	25	226,262	59,053	59,053	250,000	166,490	166,490	250,000	459,797	459,797	528,767
71	26	242,316	58,721	58,721	250,000	177,505	177,505	250,000	512,705	512,705	579,356
72	27	259,173	57,930	57,930	250,000	189,144	189,144	250,000	571,200	571,200	634,032
73	28	276,872	56,632	56,632	250,000	201,499	201,499	250,000	635,928	635,928	693,161
74	29	295,456	54,827	54,827	250,000	214,696	214,696	250,000	707,647	707,647	757,182
75	30	314,970	52,379	52,379	250,000	228,854	228,854	250,000	787,184	787,184	826,543
76	31	335,459	49,191	49,191	250,000	244,072	244,072	256,275	875,518	875,518	919,294
77	32	356,973	45,140	45,140	250,000	259,979	259,979	272,978	973,019	973,019	1,021,670
78	33	379,562	40,175	40,175	250,000	276,563	276,563	290,392	1,080,618	1,080,618	1,134,649
79	34	403,281	34,038	34,038	250,000	293,838	293,838	308,530	1,199,283	1,199,283	1,259,247
80	35	428,186	26,648	26,648	250,000	311,826	311,826	327,417	1,330,125	1,330,125	1,396,631
81	36	454,336	17,654	17,654	250,000	330,535	330,535	347,062	1,474,285	1,474,285	1,548,000
82	37	481,794	6,762	6,762	250,000	349,978	349,978	367,477	1,633,033	1,633,033	1,714,685
83	38	510,624	*	*	*	370,183	370,183	388,692	1,807,816	1,807,816	1,898,207
84	39	540,896	*	*	*	391,146	391,146	410,704	2,000,077	2,000,077	2,100,080
85	40	572,682	*	*	*	412,891	412,891	433,535	2,211,498	2,211,498	2,322,073
86	41	606,056	*	*	*	435,399	435,399	457,169	2,443,712	2,443,712	2,565,897
87	42	641,100	*	*	*	458,682	458,682	481,616	2,698,622	2,698,622	2,833,553
88	43	677,896	*	*	*	482,734	482,734	506,871	2,978,213	2,978,213	3,127,123
89	44	716,531	*	*	*	507,547	507,547	532,924	3,284,604	3,284,604	3,448,834
90	45	757,099	*	*	*	533,109	533,109	559,765	3,620,073	3,620,073	3,801,077
91	46	799,694	*	*	*	559,415	559,415	581,792	3,987,093	3,987,093	4,146,577
92	47	844,420	*	*	*	587,372	587,372	604,993	4,395,186	4,395,186	4,527,041
93	48	891,381	*	*	*	617,233	617,233	629,578	4,850,364	4,850,364	4,947,371
94	49	940,691	*	*	*	649,295	649,295	655,788	5,359,764	5,359,764	5,413,361
95	50	992,467	*	*	*	683,904	683,904	683,904	5,931,894	5,931,894	5,931,894
96	51	1,046,831	*	*	*	721,464	721,464	721,464	6,576,935	6,576,935	6,576,935
97	52	1,103,913	*	*	*	760,830	760,830	760,830	7,291,578	7,291,578	7,291,578
98	53	1,163,849	*	*	*	802,086	802,086	802,086	8,083,335	8,083,335	8,083,335
99	54	1,226,782	*	*	*	845,326	845,326	845,326	8,960,526	8,960,526	8,960,526
100	55	1,292,862	*	*	*	890,643	890,643	890,643	9,932,369	9,932,369	9,932,369

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Current values reflect applicable Premium Expense charges, current cost of insurance rates, and a monthly administrative charge of $3.00 per month in all Policy Years, and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10: and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$4,515 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,741	3,590	3,590	250,000	3,832	3,832	250,000	4,074	4,074	250,000
47	2	9,719	7,063	7,063	250,000	7,769	7,769	250,000	8,505	8,505	250,000
48	3	14,945	10,416	10,416	250,000	11,813	11,813	250,000	13,328	13,328	250,000
49	4	20,433	13,648	13,648	250,000	15,966	15,966	250,000	18,581	18,581	250,000
50	5	26,196	16,755	16,755	250,000	20,227	20,227	250,000	24,305	24,305	250,000
51	6	32,246	19,735	19,735	250,000	24,598	24,598	250,000	30,548	30,548	250,000
52	7	38,599	22,576	22,576	250,000	29,073	29,073	250,000	37,355	37,355	250,000
53	8	45,270	25,268	25,268	250,000	33,645	33,645	250,000	44,776	44,776	250,000
54	9	52,274	27,801	27,801	250,000	38,310	38,310	250,000	52,873	52,873	250,000
55	10	59,629	30,162	30,162	250,000	43,059	43,059	250,000	61,712	61,712	250,000
56	11	67,351	32,339	32,339	250,000	47,889	47,889	250,000	71,370	71,370	250,000
57	12	75,459	34,321	34,321	250,000	52,793	52,793	250,000	81,938	81,938	250,000
58	13	83,973	36,103	36,103	250,000	57,775	57,775	250,000	93,526	93,526	250,000
59	14	92,912	37,675	37,675	250,000	62,834	62,834	250,000	106,258	106,258	250,000
60	15	102,299	39,016	39,016	250,000	67,960	67,960	250,000	120,270	120,270	250,000
61	16	112,154	40,106	40,106	250,000	73,146	73,146	250,000	135,723	135,723	250,000
62	17	122,503	40,921	40,921	250,000	78,387	78,387	250,000	152,806	152,806	250,000
63	18	133,369	41,430	41,430	250,000	83,666	83,666	250,000	171,740	171,740	250,000
64	19	144,778	41,589	41,589	250,000	88,969	88,969	250,000	192,788	192,788	250,000
65	20	156,757	41,356	41,356	250,000	94,279	94,279	250,000	216,194	216,194	259,433
66	21	169,336	40,687	40,687	250,000	99,587	99,587	250,000	241,883	241,883	287,840
67	22	182,544	39,545	39,545	250,000	104,891	104,891	250,000	269,980	269,980	318,577
68	23	196,412	37,883	37,883	250,000	110,190	110,190	250,000	300,709	300,709	351,829
69	24	210,973	35,651	35,651	250,000	115,483	115,483	250,000	334,311	334,311	387,801
70	25	226,262	32,778	32,778	250,000	120,769	120,769	250,000	371,055	371,055	426,714
71	26	242,316	29,159	29,159	250,000	126,029	126,029	250,000	411,226	411,226	464,685
72	27	259,173	24,528	24,528	250,000	131,170	131,170	250,000	455,276	455,276	505,356
73	28	276,872	18,968	18,968	250,000	136,302	136,302	250,000	503,708	503,708	549,042
74	29	295,456	12,123	12,123	250,000	141,325	141,325	250,000	556,998	556,998	595,988
75	30	314,970	3,742	3,742	250,000	146,213	146,213	250,000	615,755	615,755	646,543
76	31	335,459	*	*	*	150,969	150,969	250,000	680,712	680,712	714,748
77	32	356,973	*	*	*	155,599	155,599	250,000	751,765	751,765	789,353
78	33	379,562	*	*	*	160,121	160,121	250,000	829,446	829,446	870,918
79	34	403,281	*	*	*	164,561	164,561	250,000	914,331	914,331	960,047
80	35	428,186	*	*	*	168,938	168,938	250,000	1,007,030	1,007,030	1,057,382
81	36	454,336	*	*	*	173,255	173,255	250,000	1,108,184	1,108,184	1,163,593
82	37	481,794	*	*	*	177,505	177,505	250,000	1,218,458	1,218,458	1,279,381
83	38	510,624	*	*	*	181,676	181,676	250,000	1,338,538	1,338,538	1,405,464
84	39	540,896	*	*	*	185,756	185,756	250,000	1,469,124	1,469,124	1,542,580
85	40	572,682	*	*	*	189,760	189,760	250,000	1,610,960	1,610,960	1,691,508
86	41	606,056	*	*	*	193,735	193,735	250,000	1,764,836	1,764,836	1,853,077
87	42	641,100	*	*	*	197,762	197,762	250,000	1,931,595	1,931,595	2,028,175
88	43	677,896	*	*	*	201,955	201,955	250,000	2,112,131	2,112,131	2,217,738
89	44	716,531	*	*	*	206,482	206,482	250,000	2,307,409	2,307,409	2,422,780
90	45	757,099	*	*	*	211,565	211,565	250,000	2,518,418	2,518,418	2,644,339
91	46	799,694	*	*	*	217,509	217,509	250,000	2,746,158	2,746,158	2,856,005
92	47	844,420	*	*	*	224,760	224,760	250,000	2,998,817	2,998,817	3,088,782
93	48	891,381	*	*	*	233,980	233,980	250,000	3,280,413	3,280,413	3,346,021
94	49	940,691	*	*	*	246,167	246,167	250,000	3,595,832	3,595,832	3,631,791
95	50	992,467	*	*	*	260,206	260,206	260,206	3,951,060	3,951,060	3,951,060
96	51	1,046,831	*	*	*	275,613	275,613	275,613	4,354,041	4,354,041	4,354,041
97	52	1,103,913	*	*	*	291,656	291,656	291,656	4,797,620	4,797,620	4,797,620
98	53	1,163,849	*	*	*	308,360	308,360	308,360	5,285,887	5,285,887	5,285,887
99	54	1,226,782	*	*	*	325,755	325,755	325,755	5,823,345	5,823,345	5,823,345
100	55	1,292,862	*	*	*	343,868	343,868	343,868	6,414,949	6,414,949	6,414,949

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Guaranteed values reflect applicable Premium Expense charges, guaranteed cost of insurance rates, a monthly administration charge of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$10,000 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	10,500	9,385	9,385	259,385	9,966	9,966	259,966	10,548	10,548	260,548
47	2	21,525	18,582	18,582	268,582	20,327	20,327	270,327	22,142	22,142	272,142
48	3	33,101	27,543	27,543	277,543	31,047	31,047	281,047	34,835	34,835	284,835
49	4	45,256	36,313	36,313	286,313	42,183	42,183	292,183	48,786	48,786	298,786
50	5	58,019	44,833	44,833	294,833	53,691	53,691	303,691	64,055	64,055	314,055
51	6	71,420	53,158	53,158	303,158	65,637	65,637	315,637	80,832	80,832	330,832
52	7	85,491	61,146	61,146	311,146	77,890	77,890	327,890	99,116	99,116	349,116
53	8	100,266	68,767	68,767	318,767	90,428	90,428	340,428	119,025	119,025	369,025
54	9	115,779	75,991	75,991	325,991	103,225	103,225	353,225	140,686	140,686	390,686
55	10	132,068	83,756	83,756	333,756	117,254	117,254	367,254	165,271	165,271	415,271
56	11	149,171	91,661	91,661	341,661	132,347	132,347	382,347	193,130	193,130	443,130
57	12	167,130	99,213	99,213	349,213	147,899	147,899	397,899	223,720	223,720	473,720
58	13	185,986	106,380	106,380	356,380	163,891	163,891	413,891	257,295	257,295	507,295
59	14	205,786	113,221	113,221	363,221	180,404	180,404	430,404	294,236	294,236	544,236
60	15	226,575	119,616	119,616	369,616	197,332	197,332	447,332	334,775	334,775	584,775
61	16	248,404	125,467	125,467	375,467	214,589	214,589	464,589	379,188	379,188	629,188
62	17	271,324	131,043	131,043	381,043	232,464	232,464	482,464	428,175	428,175	678,175
63	18	295,390	136,292	136,292	386,292	250,928	250,928	500,928	482,169	482,169	732,169
64	19	320,660	141,285	141,285	391,285	270,080	270,080	520,080	541,784	541,784	791,784
65	20	347,193	145,997	145,997	395,997	289,922	289,922	539,922	607,595	607,595	857,595
66	21	375,052	150,987	150,987	400,987	311,061	311,061	561,061	680,861	680,861	930,861
67	22	404,305	155,558	155,558	405,558	332,844	332,844	582,844	761,651	761,651	1,011,651
68	23	435,020	159,673	159,673	409,673	355,260	355,260	605,260	850,731	850,731	1,100,731
69	24	467,271	163,295	163,295	413,295	378,294	378,294	628,294	948,948	948,948	1,198,948
70	25	501,135	166,377	166,377	416,377	401,921	401,921	651,921	1,057,235	1,057,235	1,307,235
71	26	536,691	168,874	168,874	418,874	426,117	426,117	676,117	1,176,622	1,176,622	1,426,622
72	27	574,026	170,743	170,743	420,743	450,859	450,859	700,859	1,308,256	1,308,256	1,558,256
73	28	613,227	171,943	171,943	421,943	476,120	476,120	726,120	1,453,404	1,453,404	1,703,404
74	29	654,388	172,502	172,502	422,502	501,949	501,949	751,949	1,613,546	1,613,546	1,863,546
75	30	697,608	172,275	172,275	422,275	528,214	528,214	778,214	1,790,140	1,790,140	2,040,140
76	31	742,988	171,186	171,186	421,186	554,849	554,849	804,849	1,984,868	1,984,868	2,234,868
77	32	790,638	169,145	169,145	419,145	581,767	581,767	831,767	2,199,581	2,199,581	2,449,581
78	33	840,670	166,167	166,167	416,167	608,987	608,987	858,987	2,436,441	2,436,441	2,686,441
79	34	893,203	162,045	162,045	412,045	636,298	636,298	886,298	2,697,603	2,697,603	2,947,603
80	35	948,363	156,816	156,816	406,816	663,727	663,727	913,727	2,985,715	2,985,715	3,235,715
81	36	1,006,281	150,245	150,245	400,245	691,026	691,026	941,026	3,303,423	3,303,423	3,553,423
82	37	1,067,095	142,231	142,231	392,231	718,067	718,067	968,067	3,653,793	3,653,793	3,903,793
83	38	1,130,950	132,867	132,867	382,867	744,915	744,915	994,915	4,040,433	4,040,433	4,290,433
84	39	1,197,998	121,875	121,875	371,875	771,259	771,259	1,021,259	4,466,942	4,466,942	4,716,942
85	40	1,268,398	109,306	109,306	359,306	797,108	797,108	1,047,108	4,937,659	4,937,659	5,187,659
86	41	1,342,318	94,785	94,785	344,785	822,030	822,030	1,072,030	5,456,057	5,456,057	5,728,860
87	42	1,419,933	78,287	78,287	328,287	845,931	845,931	1,095,931	6,025,151	6,025,151	6,326,408
88	43	1,501,430	59,659	59,659	309,659	868,581	868,581	1,118,581	6,649,345	6,649,345	6,981,813
89	44	1,587,002	38,749	38,749	288,749	889,737	889,737	1,139,737	7,333,372	7,333,372	7,700,040
90	45	1,676,852	15,432	15,432	265,432	909,169	909,169	1,159,169	8,082,315	8,082,315	8,486,431
91	46	1,771,194	*	*	*	926,697	926,697	1,176,697	8,901,697	8,901,697	9,257,765
92	47	1,870,254	*	*	*	942,279	942,279	1,192,279	9,812,774	9,812,774	10,107,158
93	48	1,974,267	*	*	*	955,737	955,737	1,205,737	10,828,971	10,828,971	11,078,971
94	49	2,083,480	*	*	*	966,885	966,885	1,216,885	11,961,883	11,961,883	12,211,883
95	50	2,198,154	*	*	*	975,528	975,528	1,225,528	13,213,906	13,213,906	13,463,906
96	51	2,318,562	*	*	*	981,457	981,457	1,231,457	14,597,802	14,597,802	14,847,802
97	52	2,444,990	*	*	*	984,461	984,461	1,234,461	16,127,718	16,127,718	16,377,718
98	53	2,577,739	*	*	*	984,320	984,320	1,234,320	17,819,328	17,819,328	18,069,328
99	54	2,717,126	*	*	*	980,792	980,792	1,230,792	19,689,984	19,689,984	19,939,984
100	55	2,863,482	*	*	*	973,634	973,634	1,223,634	21,758,924	21,758,924	22,008,924

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Current values reflect applicable Premium Expense charges, current cost of insurance rates, and a monthly administrative charge of $3.00 per month in all Policy Years, and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10: and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age: 45

Non-Smoker

$10,000 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	10,500	8,962	8,962	258,962	9,529	9,529	259,529	10,096	10,096	260,096
47	2	21,525	17,695	17,695	267,695	19,383	19,383	269,383	21,139	21,139	271,139
48	3	33,101	26,198	26,198	276,198	29,570	29,570	279,570	33,219	33,219	283,219
49	4	45,256	34,469	34,469	284,469	40,098	40,098	290,098	46,433	46,433	296,433
50	5	58,019	42,503	42,503	292,503	50,972	50,972	300,972	60,887	60,887	310,887
51	6	71,420	50,300	50,300	300,300	62,200	62,200	312,200	76,700	76,700	326,700
52	7	85,491	57,847	57,847	307,847	73,779	73,779	323,779	93,991	93,991	343,991
53	8	100,266	65,130	65,130	315,130	85,707	85,707	335,707	112,888	112,888	362,888
54	9	115,779	72,140	72,140	322,140	97,981	97,981	347,981	133,540	133,540	383,540
55	10	132,068	78,860	78,860	328,860	110,593	110,593	360,593	156,099	156,099	406,099
56	11	149,171	85,277	85,277	335,277	123,540	123,540	373,540	180,739	180,739	430,739
57	12	167,130	91,376	91,376	341,376	136,815	136,815	386,815	207,647	207,647	457,647
58	13	185,986	97,153	97,153	347,153	150,418	150,418	400,418	237,040	237,040	487,040
59	14	205,786	102,594	102,594	352,594	164,345	164,345	414,345	269,150	269,150	519,150
60	15	226,575	107,677	107,677	357,677	178,579	178,579	428,579	304,218	304,218	554,218
61	16	248,404	112,378	112,378	362,378	193,102	193,102	443,102	342,511	342,511	592,511
62	17	271,324	116,671	116,671	366,671	207,892	207,892	457,892	384,319	384,319	634,319
63	18	295,390	120,521	120,521	370,521	222,915	222,915	472,915	429,950	429,950	679,950
64	19	320,660	123,881	123,881	373,881	238,125	238,125	488,125	479,732	479,732	729,732
65	20	347,193	126,708	126,708	376,708	253,476	253,476	503,476	534,026	534,026	784,026
66	21	375,052	128,961	128,961	378,961	268,920	268,920	518,920	593,234	593,234	843,234
67	22	404,305	130,610	130,610	380,610	284,421	284,421	534,421	657,807	657,807	907,807
68	23	435,020	131,619	131,619	381,619	299,933	299,933	549,933	728,238	728,238	978,238
69	24	467,271	131,955	131,955	381,955	315,408	315,408	565,408	805,066	805,066	1,055,066
70	25	501,135	131,571	131,571	381,571	330,785	330,785	580,785	888,874	888,874	1,138,874
71	26	536,691	130,386	130,386	380,386	345,964	345,964	595,964	980,267	980,267	1,230,267
72	27	574,026	128,160	128,160	378,160	360,671	360,671	610,671	1,079,735	1,079,735	1,329,735
73	28	613,227	125,067	125,067	375,067	375,049	375,049	625,049	1,188,259	1,188,259	1,438,259
74	29	654,388	120,816	120,816	370,816	388,767	388,767	638,767	1,306,424	1,306,424	1,556,424
75	30	697,608	115,277	115,277	365,277	401,642	401,642	651,642	1,435,041	1,435,041	1,685,041
76	31	742,988	108,375	108,375	358,375	413,537	413,537	663,537	1,575,056	1,575,056	1,825,056
77	32	790,638	100,035	100,035	350,035	424,309	424,309	674,309	1,727,514	1,727,514	1,977,514
78	33	840,670	90,205	90,205	340,205	433,830	433,830	683,830	1,893,583	1,893,583	2,143,583
79	34	893,203	78,845	78,845	328,845	441,981	441,981	691,981	2,074,565	2,074,565	2,324,565
80	35	948,363	65,877	65,877	315,877	448,595	448,595	698,595	2,271,849	2,271,849	2,521,849
81	36	1,006,281	51,152	51,152	301,152	453,425	453,425	703,425	2,486,888	2,486,888	2,736,888
82	37	1,067,095	34,473	34,473	284,473	456,161	456,161	706,161	2,721,226	2,721,226	2,971,226
83	38	1,130,950	15,584	15,584	265,584	456,414	456,414	706,414	2,976,497	2,976,497	3,226,497
84	39	1,197,998	*	*	*	453,747	453,747	703,747	3,254,465	3,254,465	3,504,465
85	40	1,268,398	*	*	*	447,761	447,761	697,761	3,557,127	3,557,127	3,807,127
86	41	1,342,318	*	*	*	438,110	438,110	688,110	3,886,759	3,886,759	4,136,759
87	42	1,419,933	*	*	*	424,501	424,501	674,501	4,245,930	4,245,930	4,495,930
88	43	1,501,430	*	*	*	406,662	406,662	656,662	4,637,504	4,637,504	4,887,504
89	44	1,587,002	*	*	*	384,379	384,379	634,379	5,064,682	5,064,682	5,317,916
90	45	1,676,852	*	*	*	357,381	357,381	607,381	5,527,981	5,527,981	5,804,380
91	46	1,771,194	*	*	*	325,333	325,333	575,333	6,028,019	6,028,019	6,278,019
92	47	1,870,254	*	*	*	287,815	287,815	537,815	6,582,228	6,582,228	6,832,228
93	48	1,974,267	*	*	*	244,258	244,258	494,258	7,188,476	7,188,476	7,438,476
94	49	2,083,480	*	*	*	193,871	193,871	443,871	7,850,616	7,850,616	8,100,616
95	50	2,198,154	*	*	*	134,982	134,982	384,982	8,572,841	8,572,841	8,822,841
96	51	2,318,562	*	*	*	64,442	64,442	314,442	9,358,322	9,358,322	9,608,322
97	52	2,444,990	*	*	*	*	*	*	10,207,696	10,207,696	10,457,696
98	53	2,577,739	*	*	*	*	*	*	11,115,590	11,115,590	11,365,590
99	54	2,717,126	*	*	*	*	*	*	12,063,462	12,063,462	12,313,462
100	55	2,863,482	*	*	*	*	*	*	13,026,984	13,026,984	13,276,984

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Guaranteed values reflect applicable Premium Expense charges, guaranteed cost of insurance rates, a monthly administration charge of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$3,750 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,938	3,143	3,143	250,000	3,349	3,349	250,000	3,555	3,555	250,000
47	2	8,072	6,205	6,205	250,000	6,813	6,813	250,000	7,446	7,446	250,000
48	3	12,413	9,187	9,187	250,000	10,396	10,396	250,000	11,706	11,706	250,000
49	4	16,971	12,086	12,086	250,000	14,101	14,101	250,000	16,372	16,372	250,000
50	5	21,757	14,813	14,813	250,000	17,841	17,841	250,000	21,394	21,394	250,000
51	6	26,783	17,355	17,355	250,000	21,603	21,603	250,000	26,794	26,794	250,000
52	7	32,059	20,285	20,285	250,000	25,967	25,967	250,000	33,198	33,198	250,000
53	8	37,600	23,119	23,119	250,000	30,474	30,474	250,000	40,218	40,218	250,000
54	9	43,417	25,856	25,856	250,000	35,128	35,128	250,000	47,920	47,920	250,000
55	10	49,525	28,496	28,496	250,000	39,937	39,937	250,000	56,377	56,377	250,000
56	11	55,939	31,119	31,119	250,000	45,059	45,059	250,000	65,928	65,928	250,000
57	12	62,674	33,572	33,572	250,000	50,301	50,301	250,000	76,414	76,414	250,000
58	13	69,745	35,862	35,862	250,000	55,683	55,683	250,000	87,961	87,961	250,000
59	14	77,170	37,981	37,981	250,000	61,205	61,205	250,000	100,692	100,692	250,000
60	15	84,966	39,918	39,918	250,000	66,872	66,872	250,000	114,754	114,754	250,000
61	16	93,151	41,601	41,601	250,000	72,632	72,632	250,000	130,272	130,272	250,000
62	17	101,746	43,192	43,192	250,000	78,640	78,640	250,000	147,544	147,544	250,000
63	18	110,771	44,666	44,666	250,000	84,893	84,893	250,000	166,777	166,777	250,000
64	19	120,247	46,085	46,085	250,000	91,462	91,462	250,000	188,246	188,246	250,000
65	20	130,197	47,417	47,417	250,000	98,339	98,339	250,000	212,202	212,202	254,642
66	21	140,645	48,944	48,944	250,000	105,764	105,764	250,000	238,834	238,834	284,213
67	22	151,614	50,317	50,317	250,000	113,501	113,501	250,000	268,277	268,277	316,567
68	23	163,132	51,537	51,537	250,000	121,579	121,579	250,000	300,827	300,827	351,968
69	24	175,227	52,575	52,575	250,000	130,011	130,011	250,000	336,808	336,808	390,697
70	25	187,925	53,434	53,434	250,000	138,834	138,834	250,000	376,585	376,585	433,073
71	26	201,259	54,068	54,068	250,000	148,061	148,061	250,000	420,549	420,549	475,220
72	27	215,260	54,473	54,473	250,000	157,738	157,738	250,000	469,210	469,210	520,823
73	28	229,960	54,585	54,585	250,000	167,886	167,886	250,000	523,082	523,082	570,160
74	29	245,396	54,385	54,385	250,000	178,561	178,561	250,000	582,760	582,760	623,553
75	30	261,603	53,784	53,784	250,000	189,802	189,802	250,000	648,901	648,901	681,346
76	31	278,621	52,746	52,746	250,000	201,688	201,688	250,000	722,275	722,275	758,389
77	32	296,489	51,198	51,198	250,000	214,306	214,306	250,000	803,379	803,379	843,548
78	33	315,251	49,048	49,048	250,000	227,766	227,766	250,000	892,996	892,996	937,646
79	34	334,951	46,129	46,129	250,000	242,176	242,176	254,285	991,970	991,970	1,041,569
80	35	355,636	42,374	42,374	250,000	257,269	257,269	270,132	1,101,248	1,101,248	1,156,311
81	36	377,356	37,647	37,647	250,000	273,002	273,002	286,652	1,221,853	1,221,853	1,282,946
82	37	400,161	31,789	31,789	250,000	289,392	289,392	303,862	1,354,900	1,354,900	1,422,645
83	38	424,106	24,614	24,614	250,000	306,455	306,455	321,778	1,501,604	1,501,604	1,576,684
84	39	449,249	15,775	15,775	250,000	324,197	324,197	340,407	1,663,244	1,663,244	1,746,407
85	40	475,649	5,106	5,106	250,000	342,638	342,638	359,770	1,841,290	1,841,290	1,933,354
86	41	503,369	*	*	*	361,791	361,791	379,881	2,037,299	2,037,299	2,139,164
87	42	532,475	*	*	*	381,664	381,664	400,747	2,252,947	2,252,947	2,365,594
88	43	563,036	*	*	*	402,265	402,265	422,378	2,490,055	2,490,055	2,614,558
89	44	595,126	*	*	*	423,600	423,600	444,780	2,750,595	2,750,595	2,888,125
90	45	628,819	*	*	*	445,675	445,675	467,958	3,036,692	3,036,692	3,188,526
91	46	664,198	*	*	*	468,490	468,490	487,229	3,350,635	3,350,635	3,484,661
92	47	701,345	*	*	*	492,618	492,618	507,397	3,699,194	3,699,194	3,810,170
93	48	740,350	*	*	*	518,239	518,239	528,604	4,087,128	4,087,128	4,168,871
94	49	781,305	*	*	*	545,563	545,563	551,019	4,520,056	4,520,056	4,565,257
95	50	824,308	*	*	*	574,838	574,838	574,838	5,004,631	5,004,631	5,004,631
96	51	869,461	*	*	*	606,355	606,355	606,355	5,548,769	5,548,769	5,548,769
97	52	916,871	*	*	*	639,387	639,387	639,387	6,151,621	6,151,621	6,151,621
98	53	966,652	*	*	*	674,007	674,007	674,007	6,819,524	6,819,524	6,819,524
99	54	1,018,922	*	*	*	710,289	710,289	710,289	7,559,497	7,559,497	7,559,497
100	55	1,073,806	*	*	*	748,316	748,316	748,316	8,379,315	8,379,315	8,379,315

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Current values reflect applicable Premium Expense charges, current cost of insurance rates, and a monthly administrative charge of $3.00 per month in all Policy Years, and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10: and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$3,750 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,938	2,917	2,917	250,000	3,116	3,116	250,000	3,315	3,315	250,000
47	2	8,072	5,742	5,742	250,000	6,321	6,321	250,000	6,924	6,924	250,000
48	3	12,413	8,472	8,472	250,000	9,614	9,614	250,000	10,853	10,853	250,000
49	4	16,971	11,105	11,105	250,000	12,998	12,998	250,000	15,134	15,134	250,000
50	5	21,757	13,642	13,642	250,000	16,474	16,474	250,000	19,803	19,803	250,000
51	6	26,783	16,075	16,075	250,000	20,041	20,041	250,000	24,893	24,893	250,000
52	7	32,059	18,402	18,402	250,000	23,698	23,698	250,000	30,448	30,448	250,000
53	8	37,600	20,619	20,619	250,000	27,443	27,443	250,000	36,511	36,511	250,000
54	9	43,417	22,714	22,714	250,000	31,271	31,271	250,000	43,126	43,126	250,000
55	10	49,525	24,689	24,689	250,000	35,185	35,185	250,000	50,358	50,358	250,000
56	11	55,939	26,539	26,539	250,000	39,188	39,188	250,000	58,271	58,271	250,000
57	12	62,674	28,267	28,267	250,000	43,283	43,283	250,000	66,945	66,945	250,000
58	13	69,745	29,874	29,874	250,000	47,481	47,481	250,000	76,471	76,471	250,000
59	14	77,170	31,369	31,369	250,000	51,793	51,793	250,000	86,953	86,953	250,000
60	15	84,966	32,747	32,747	250,000	56,224	56,224	250,000	98,501	98,501	250,000
61	16	93,151	33,993	33,993	250,000	60,768	60,768	250,000	111,230	111,230	250,000
62	17	101,746	35,089	35,089	250,000	65,417	65,417	250,000	125,272	125,272	250,000
63	18	110,771	36,003	36,003	250,000	70,150	70,150	250,000	140,772	140,772	250,000
64	19	120,247	36,692	36,692	250,000	74,943	74,943	250,000	157,896	157,896	250,000
65	20	130,197	37,121	37,121	250,000	79,776	79,776	250,000	176,849	176,849	250,000
66	21	140,645	37,270	37,270	250,000	84,646	84,646	250,000	197,884	197,884	250,000
67	22	151,614	37,120	37,120	250,000	89,551	89,551	250,000	221,242	221,242	261,065
68	23	163,132	36,668	36,668	250,000	94,504	94,504	250,000	246,891	246,891	288,863
69	24	175,227	35,911	35,911	250,000	99,523	99,523	250,000	275,018	275,018	319,021
70	25	187,925	34,825	34,825	250,000	104,609	104,609	250,000	305,864	305,864	351,744
71	26	201,259	33,356	33,356	250,000	109,750	109,750	250,000	339,687	339,687	383,846
72	27	215,260	31,421	31,421	250,000	114,918	114,918	250,000	376,854	376,854	418,308
73	28	229,960	28,898	28,898	250,000	120,069	120,069	250,000	417,714	417,714	455,308
74	29	245,396	25,641	25,641	250,000	125,155	125,155	250,000	462,668	462,668	495,055
75	30	261,603	21,491	21,491	250,000	130,135	130,135	250,000	512,184	512,184	537,793
76	31	278,621	16,287	16,287	250,000	134,978	134,978	250,000	566,814	566,814	595,155
77	32	296,489	9,863	9,863	250,000	139,669	139,669	250,000	626,687	626,687	658,022
78	33	315,251	2,042	2,042	250,000	144,203	144,203	250,000	692,278	692,278	726,891
79	34	334,951	*	*	*	148,575	148,575	250,000	764,097	764,097	802,302
80	35	355,636	*	*	*	152,769	152,769	250,000	842,693	842,693	884,828
81	36	377,356	*	*	*	156,744	156,744	250,000	928,642	928,642	975,074
82	37	400,161	*	*	*	160,439	160,439	250,000	1,022,547	1,022,547	1,073,675
83	38	424,106	*	*	*	163,772	163,772	250,000	1,125,034	1,125,034	1,181,286
84	39	449,249	*	*	*	166,639	166,639	250,000	1,236,747	1,236,747	1,298,585
85	40	475,649	*	*	*	168,942	168,942	250,000	1,358,372	1,358,372	1,426,291
86	41	503,369	*	*	*	170,555	170,555	250,000	1,490,623	1,490,623	1,565,154
87	42	532,475	*	*	*	171,334	171,334	250,000	1,634,254	1,634,254	1,715,967
88	43	563,036	*	*	*	171,066	171,066	250,000	1,790,042	1,790,042	1,879,544
89	44	595,126	*	*	*	169,463	169,463	250,000	1,958,799	1,958,799	2,056,739
90	45	628,819	*	*	*	166,082	166,082	250,000	2,141,336	2,141,336	2,248,403
91	46	664,198	*	*	*	160,279	160,279	250,000	2,338,473	2,338,473	2,432,012
92	47	701,345	*	*	*	151,048	151,048	250,000	2,556,400	2,556,400	2,633,093
93	48	740,350	*	*	*	136,793	136,793	250,000	2,798,445	2,798,445	2,854,414
94	49	781,305	*	*	*	114,865	114,865	250,000	3,068,700	3,068,700	3,099,387
95	50	824,308	*	*	*	80,503	80,503	250,000	3,372,311	3,372,311	3,372,311
96	51	869,461	*	*	*	24,186	24,186	250,000	3,716,144	3,716,144	3,716,144
97	52	916,871	*	*	*	*	*	*	4,094,616	4,094,616	4,094,616
98	53	966,652	*	*	*	*	*	*	4,511,218	4,511,218	4,511,218
99	54	1,018,922	*	*	*	*	*	*	4,969,790	4,969,790	4,969,790
100	55	1,073,806	*	*	*	*	*	*	5,474,560	5,474,560	5,474,560

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Guaranteed values reflect applicable Premium Expense charges, guaranteed cost of insurance rates, a monthly administration charge of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$7,500 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	7,875	6,823	6,823	256,823	7,252	7,252	257,252	7,681	7,681	257,681
47	2	16,144	13,497	13,497	263,497	14,779	14,779	264,779	16,112	16,112	266,112
48	3	24,826	20,022	20,022	270,022	22,589	22,589	272,589	25,365	25,365	275,365
49	4	33,942	26,397	26,397	276,397	30,691	30,691	280,691	35,522	35,522	285,522
50	5	43,514	32,526	32,526	282,526	38,997	38,997	288,997	46,572	46,572	296,572
51	6	53,565	38,393	38,393	288,393	47,494	47,494	297,494	58,584	58,584	308,584
52	7	64,118	44,622	44,622	294,622	56,830	56,830	306,830	72,315	72,315	322,315
53	8	75,199	50,688	50,688	300,688	66,506	66,506	316,506	87,391	87,391	337,391
54	9	86,834	56,591	56,591	306,591	76,532	76,532	326,532	103,945	103,945	353,945
55	10	99,051	62,330	62,330	312,330	86,922	86,922	336,922	122,125	122,125	372,125
56	11	111,878	68,156	68,156	318,156	98,081	98,081	348,081	142,708	142,708	392,708
57	12	125,347	73,742	73,742	323,742	109,600	109,600	359,600	165,328	165,328	415,328
58	13	139,490	79,095	79,095	329,095	121,500	121,500	371,500	190,211	190,211	440,211
59	14	154,339	84,200	84,200	334,200	133,781	133,781	383,781	217,584	217,584	467,584
60	15	169,931	89,047	89,047	339,047	146,447	146,447	396,447	247,698	247,698	497,698
61	16	186,303	93,542	93,542	343,542	159,418	159,418	409,418	280,749	280,749	530,749
62	17	203,493	97,883	97,883	347,883	172,908	172,908	422,908	317,258	317,258	567,258
63	18	221,543	102,036	102,036	352,036	186,906	186,906	436,906	357,562	357,562	607,562
64	19	240,495	106,080	106,080	356,080	201,514	201,514	451,514	402,151	402,151	652,151
65	20	260,394	109,973	109,973	359,973	216,717	216,717	466,717	451,440	451,440	701,440
66	21	281,289	114,070	114,070	364,070	232,909	232,909	482,909	506,314	506,314	756,314
67	22	303,229	117,931	117,931	367,931	249,685	249,685	499,685	566,910	566,910	816,910
68	23	326,265	121,559	121,559	371,559	267,074	267,074	517,074	633,845	633,845	883,845
69	24	350,453	124,916	124,916	374,916	285,063	285,063	535,063	707,759	707,759	957,759
70	25	375,851	128,008	128,008	378,008	303,683	303,683	553,683	789,409	789,409	1,039,409
71	26	402,518	130,774	130,774	380,774	322,900	322,900	572,900	879,562	879,562	1,129,562
72	27	430,519	133,214	133,214	383,214	342,736	342,736	592,736	979,129	979,129	1,229,129
73	28	459,920	135,247	135,247	385,247	363,137	363,137	613,137	1,089,039	1,089,039	1,339,039
74	29	490,791	136,856	136,856	386,856	384,103	384,103	634,103	1,210,381	1,210,381	1,460,381
75	30	523,206	137,931	137,931	387,931	405,546	405,546	655,546	1,344,270	1,344,270	1,594,270
76	31	557,241	138,444	138,444	388,444	427,453	427,453	677,453	1,492,021	1,492,021	1,742,021
77	32	592,978	138,318	138,318	388,318	449,758	449,758	699,758	1,655,041	1,655,041	1,905,041
78	33	630,502	137,462	137,462	387,462	472,380	472,380	722,380	1,834,873	1,834,873	2,084,873
79	34	669,902	135,708	135,708	385,708	495,151	495,151	745,151	2,033,142	2,033,142	2,283,142
80	35	711,272	133,025	133,025	383,025	518,037	518,037	768,037	2,251,797	2,251,797	2,501,797
81	36	754,711	129,323	129,323	379,323	540,937	540,937	790,937	2,492,925	2,492,925	2,742,925
82	37	800,322	124,505	124,505	374,505	563,741	563,741	813,741	2,758,839	2,758,839	3,008,839
83	38	848,213	118,478	118,478	368,478	586,334	586,334	836,334	3,052,098	3,052,098	3,302,098
84	39	898,498	111,019	111,019	361,019	608,459	608,459	858,459	3,375,401	3,375,401	3,625,401
85	40	951,298	102,155	102,155	352,155	630,108	630,108	880,108	3,732,002	3,732,002	3,982,002
86	41	1,006,738	91,798	91,798	341,798	651,147	651,147	901,147	4,125,380	4,125,380	4,375,380
87	42	1,064,950	79,821	79,821	329,821	671,399	671,399	921,399	4,559,352	4,559,352	4,809,352
88	43	1,126,073	66,128	66,128	316,128	690,706	690,706	940,706	5,038,174	5,038,174	5,290,083
89	44	1,190,251	50,626	50,626	300,626	708,907	708,907	958,907	5,565,272	5,565,272	5,843,535
90	45	1,257,639	33,221	33,221	283,221	725,829	725,829	975,829	6,144,072	6,144,072	6,451,276
91	46	1,328,396	13,822	13,822	263,822	741,293	741,293	991,293	6,779,210	6,779,210	7,050,378
92	47	1,402,690	*	*	*	755,166	755,166	1,005,166	7,484,378	7,484,378	7,734,378
93	48	1,480,700	*	*	*	767,257	767,257	1,017,257	8,267,234	8,267,234	8,517,234
94	49	1,562,610	*	*	*	777,370	777,370	1,027,370	9,131,926	9,131,926	9,381,926
95	50	1,648,615	*	*	*	785,300	785,300	1,035,300	10,087,170	10,087,170	10,337,170
96	51	1,738,921	*	*	*	790,835	790,835	1,040,835	11,142,626	11,142,626	11,392,626
97	52	1,833,742	*	*	*	793,742	793,742	1,043,742	12,308,989	12,308,989	12,558,989
98	53	1,933,304	*	*	*	793,785	793,785	1,043,785	13,598,110	13,598,110	13,848,110
99	54	2,037,845	*	*	*	790,716	790,716	1,040,716	15,023,122	15,023,122	15,273,122
100	55	2,147,612	*	*	*	784,272	784,272	1,034,272	16,598,572	16,598,572	16,848,572

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Current values reflect applicable Premium Expense charges, current cost of insurance rates, and a monthly administrative charge of $3.00 per month in all Policy Years, and expense risk charge equal to 0.062% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.75% of such amount during Policy Years 1-10: and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age: 45

Non-Smoker

$7,500 ANNUAL PLANNED PREMIUM
$250,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

			0% Hypothetical Gross Investment Returns			6% Hypothetical Gross Investment Returns			12% Hypothetical Gross Investment Returns
		Premium Accumulated at 5% Interest Per Year
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	7,875	6,589	6,589	256,589	7,010	7,010	257,010	7,431	7,431	257,431
47	2	16,144	13,009	13,009	263,009	14,259	14,259	264,259	15,559	15,559	265,559
48	3	24,826	19,259	19,259	269,259	21,751	21,751	271,751	24,448	24,448	274,448
49	4	33,942	25,335	25,335	275,335	29,491	29,491	279,491	34,169	34,169	284,169
50	5	43,514	31,239	31,239	281,239	37,487	37,487	287,487	44,804	44,804	294,804
51	6	53,565	36,964	36,964	286,964	45,739	45,739	295,739	56,434	56,434	306,434
52	7	64,118	42,509	42,509	292,509	54,252	54,252	304,252	69,154	69,154	319,154
53	8	75,199	47,866	47,866	297,866	63,028	63,028	313,028	83,064	83,064	333,064
54	9	86,834	53,025	53,025	303,025	72,061	72,061	322,061	98,267	98,267	348,267
55	10	99,051	57,985	57,985	307,985	81,360	81,360	331,360	114,891	114,891	364,891
56	11	111,878	62,745	62,745	312,745	90,928	90,928	340,928	133,072	133,072	383,072
57	12	125,347	67,304	67,304	317,304	100,774	100,774	350,774	152,963	152,963	402,963
58	13	139,490	71,667	71,667	321,667	110,909	110,909	360,909	174,738	174,738	424,738
59	14	154,339	75,842	75,842	325,842	121,350	121,350	371,350	198,590	198,590	448,590
60	15	169,931	79,824	79,824	329,824	132,102	132,102	382,102	224,721	224,721	474,721
61	16	186,303	83,598	83,598	333,598	143,157	143,157	393,157	253,341	253,341	503,341
62	17	203,493	87,143	87,143	337,143	154,503	154,503	404,503	284,672	284,672	534,672
63	18	221,543	90,421	90,421	340,421	166,108	166,108	416,108	318,945	318,945	568,945
64	19	240,495	93,384	93,384	343,384	177,929	177,929	427,929	356,398	356,398	606,398
65	20	260,394	95,991	95,991	345,991	189,927	189,927	439,927	397,304	397,304	647,304
66	21	281,289	98,225	98,225	348,225	202,082	202,082	452,082	441,984	441,984	691,984
67	22	303,229	100,066	100,066	350,066	214,377	214,377	464,377	490,790	490,790	740,790
68	23	326,265	101,518	101,518	351,518	226,811	226,811	476,811	544,134	544,134	794,134
69	24	350,453	102,584	102,584	352,584	239,387	239,387	489,387	602,470	602,470	852,470
70	25	375,851	103,247	103,247	353,247	252,087	252,087	502,087	666,275	666,275	916,275
71	26	402,518	103,454	103,454	353,454	264,853	264,853	514,853	736,036	736,036	986,036
72	27	430,519	103,127	103,127	353,127	277,598	277,598	527,598	812,260	812,260	1,062,260
73	28	459,920	102,149	102,149	352,149	290,191	290,191	540,191	895,464	895,464	1,145,464
74	29	490,791	100,388	100,388	350,388	302,477	302,477	552,477	986,198	986,198	1,236,198
75	30	523,206	97,715	97,715	347,715	314,297	314,297	564,297	1,085,069	1,085,069	1,335,069
76	31	557,241	94,024	94,024	344,024	325,502	325,502	575,502	1,192,764	1,192,764	1,442,764
77	32	592,978	89,226	89,226	339,226	335,958	335,958	585,958	1,310,061	1,310,061	1,560,061
78	33	630,502	83,254	83,254	333,254	345,544	345,544	595,544	1,437,832	1,437,832	1,687,832
79	34	669,902	76,041	76,041	326,041	354,132	354,132	604,132	1,577,039	1,577,039	1,827,039
80	35	711,272	67,484	67,484	317,484	361,552	361,552	611,552	1,728,701	1,728,701	1,978,701
81	36	754,711	57,419	57,419	307,419	367,560	367,560	617,560	1,893,871	1,893,871	2,143,871
82	37	800,322	45,629	45,629	295,629	371,846	371,846	621,846	2,073,650	2,073,650	2,323,650
83	38	848,213	31,844	31,844	281,844	374,029	374,029	624,029	2,269,190	2,269,190	2,519,190
84	39	898,498	15,762	15,762	265,762	373,671	373,671	623,671	2,481,718	2,481,718	2,731,718
85	40	951,298	*	*	*	370,379	370,379	620,379	2,712,647	2,712,647	2,962,647
86	41	1,006,738	*	*	*	363,745	363,745	613,745	2,963,536	2,963,536	3,213,536
87	42	1,064,950	*	*	*	353,402	353,402	603,402	3,236,161	3,236,161	3,486,161
88	43	1,126,073	*	*	*	338,948	338,948	588,948	3,532,452	3,532,452	3,782,452
89	44	1,190,251	*	*	*	320,002	320,002	570,002	3,854,578	3,854,578	4,104,578
90	45	1,257,639	*	*	*	296,106	296,106	546,106	4,204,861	4,204,861	4,454,861
91	46	1,328,396	*	*	*	266,788	266,788	516,788	4,585,860	4,585,860	4,835,860
92	47	1,402,690	*	*	*	231,464	231,464	481,464	5,000,299	5,000,299	5,250,299
93	48	1,480,700	*	*	*	189,387	189,387	439,387	5,451,033	5,451,033	5,701,033
94	49	1,562,610	*	*	*	139,522	139,522	389,522	5,940,937	5,940,937	6,190,937
95	50	1,648,615	*	*	*	80,158	80,158	330,158	6,472,527	6,472,527	6,722,527
96	51	1,738,921	*	*	*	8,153	8,153	258,153	7,047,167	7,047,167	7,297,167
97	52	1,833,742	*	*	*	*	*	*	7,663,421	7,663,421	7,913,421
98	53	1,933,304	*	*	*	*	*	*	8,313,733	8,313,733	8,563,733
99	54	2,037,845	*	*	*	*	*	*	8,977,208	8,977,208	9,227,208
100	55	2,147,612	*	*	*	*	*	*	9,627,054	9,627,054	9,877,054

*
In the absence of an additional premium, the Policy would lapse.

The illustration above is based on the following assumptions:

(1)
Assumes that no Policy loans have been made.
(2)
Guaranteed values reflect applicable Premium Expense charges, guaranteed cost of insurance rates, a monthly administration charge of $3.00 per month in all Policy Years, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)
Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)
Assumes that the planned premium is paid at the beginning of the Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

     Incontestability.  Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Protective Life will not contest an increase in the Face Amount after the increase has been in force during the life of the Insured for two years.

    Suicide Exclusion.  If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premiums paid before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

     Misstatement of Age or Sex.  If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

    Other Changes.  At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

    Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

Reports to Policy Owners

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

    The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

    The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

    The following supplemental riders are available and may be added to your Policy. Monthly charges for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    Children's Term Life Insurance Rider.  Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

    Accidental Death Benefit Rider.  Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

    Disability Benefit Rider.  Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premium to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

    Guaranteed Insurability Rider.  Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. (See "Changing the Face Amount".)

    Protected Insurability Benefit Rider.  Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

    Term Rider for Covered Insured (CIR).  Provides an additional death benefit payable on the death of the covered Insured without increasing the Policy's Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no policy value, surrender value, or ability to take loans under a CIR.

    Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

    Terminal Illness Accelerated Death Benefit Endorsement.  Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit will be based on a portion of the current Face Amount and will be subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment will be established against the policy and will accumulate interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. Like the Fixed Account, this lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien will be transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest will be a reduction of the amount of the death benefit by the amount of the lien plus accumulated interest. The lien will also reduce the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

Reinsurance

    The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

    Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

    As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Policy Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

    Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

    In addition, you need to consider the tax implications of using the Policy with these applications. (The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below.) Loans and withdrawals will affect the Policy Value and

Death Benefit. There may be penalties and taxes if the policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

    The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences or federal estate and gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT  — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy Value. Protective Life reserves the right in the future to make a charge against the Variable Account or the Value of a Policy for any federal, state, or local income taxes that it incurs and determines to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Life Insurance Policies

     Tax Status of the Policy.  Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

      Diversification Requirements.  The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

      Ownership Treatment.  In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premiums and Variable Account Values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

    If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest payments will be includible in the beneficiary's income.

    Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

    Policies Not Owned by Individuals.  In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies Which Are Not MECs

  Tax Treatment of Withdrawals Generally.  If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

      Certain Distributions Required by the Tax Law in the First 15 Policy Years.  As indicated above, Section 7702 places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

      Tax Treatment of Loans.  If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

      Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies Which Are MECs

  Characterization of a Policy as a MEC.  In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

      Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

      If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a qualified tax advisor.

      Penalty Tax.  Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

      Aggregation of Policies.  All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

    Actions to Ensure Compliance with the Tax Law.  Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

    Other Considerations.  Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

    Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

    Investment Distributors, Inc. ("IDI"), a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. There is no premium expense charge to cover sales and distribution expenses. To the extent that Protective Life incurs sales and distribution expenses, The Company will cover them using its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges of the Policy. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., ("ProEquities") an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. ProEquities or the other broker-dealer may receive compensation in an amount no greater than 15% of the target first year premium paid plus the first year cost of any riders, and .65% of excess first year premium. In the 2nd policy year and thereafter, ProEquities or the other broker-dealer may receive asset based compensation at an annualized rate of .25% per policy year of the unloaned Policy Value. ProEquities or the other broker-dealer may pass a portion of this compensation on to the Registered Representative or the manager of the registered representative.

    Upon any subsequent increase in Face Amount or any subsequent increase in riders, marketing allowances will also be paid based on the amount of the increase in Face Amount or increase in rider.

Protective Life Directors and Executive Officers

    The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers. The address for each of these individuals is c/o Protective Life Insurance Company 2801 Highway 280 South, Birmingham, Alabama 35223.

NAME	AGE	POSITION WITH PROTECTIVE LIFE
Drayton Nabers, Jr.	59	Chairman of the Board and Director
John D. Johns	48	President and Director
R. Stephen Briggs	50	Executive Vice President and Director
Jim E. Massengale	58	Executive Vice President, Acquisitions and Director
A.S. Williams III	63	Executive Vice President, Investments, Treasurer and Director
Danny L. Bentley	42	Senior Vice President, Dental and Consumer Benefits and Director
Richard J. Bielen	39	Senior Vice President, Investments and Director
Thomas Davis Keyes	47	Director
Carolyn King	49	Senior Vice President, Investment Products and Director
Deborah J. Long	46	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	46	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	46	Senior Vice President and Chief Actuary and Director
Judy Wilson	42	Senior Vice President, Stable Value Products
Jerry W. DeFoor	47	Vice President and Controller, and Chief Accounting Officer

    Mr. Nabers has been Chairman of the Board and a Director of Protective Life since August 1996. Mr. Nabers has been Chairman of the Board and Chief Executive Officer of PLC and a Director since

August 1996. From May 1994 to August 1996, Mr. Nabers was Chairman of the Board, President and Chief Executive Officer and a Director of PLC. Mr. Nabers has served in various capacities with PLC and its subsidiaries since 1979. He is also a director of Energen Corporation, National Bank of Commerce of Birmingham, and Alabama National Bancorporation.

    Mr. Johns has been President of Protective Life and President and Chief Operating Officer of PLC since August 1996. He was Executive Vice President and Chief Financial Officer of Protective Life and PLC from October 1993 to August 1996. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

    Mr. Briggs has been Executive Vice President of Protective Life and PLC since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

    Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective Life and PLC. Mr. Massengale has been employed by PLC and its subsidaries since 1983.

    Mr. Williams has been Executive Vice President, Investments and Treasurer of Protective Life and PLC since August 1996. From July 1981 to August 1996 he was Senior Vice President, Investments and Treasurer of Protective Life and PLC. Mr. Williams has been employed by the PLC and its subsidiaries since 1964.

    Mr. Danny L. Bentley has been Senior Vice President, Dental and Consumer Benefits of Protective Life and PLC since August 1996. From May 1989 to August 1996, he was Vice President, Group Marketing of Protective Life. Mr. Bentley has been employed by PLC and its subsidiaries since 1980.

    Mr. Bielen has been Senior Vice President, Investments of Protective Life and PLC since August 1996. From August 1991 to August 1996, he was Vice President, Investments of Protective Life.

    Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries in various capacities since 1982.

    Ms. King has been Senior Vice President, Investment Products Division of Protective Life and PLC since April 1995.

    Ms. Long has been Senior Vice President, Secretary and General Counsel of Protective Life since September 1996 and of PLC since November 1996. Ms. Long was Senior Vice President and General Counsel of Protective Life from February 1994 to September 1996 and of PLC from February 1994 to November 1996.

    Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

    Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since 1978.

    Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. From July 1991 to December 31, 1994, she served as Vice President, Guaranteed Investment Contracts of Protective Life. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

    Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

    A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Year 2000 Computer Compliance Issues

    As of February 29, 2000, Protective Life has had no Year 2000 issues which have impaired its operations. Although Protective believes it has made all of the modifications necessary for its systems to process transactions dated beyond 1999, it is possible that Year 2000 issues involving Protective Life or its service providers may emerge during 2000. Therefore, there can be no assurances that the Year 2000 issue will not otherwise adversely affect Protective.

    Should some of Protective Life's systems become unavailable due to Year 2000 problems, in a reasonably likely worst case scenario, Protective could experience delays in its ability to perform certain functions, but we do not expect an inability to perform critical functions or to otherwise conduct business. However, other worst case scenarios could have an adverse effect on Protective and its operations.

Independent Accountants

    The audited statement of assets and liabilites of the Protective Variable Life Separate Account as of December 31, 1999 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 1999 and included in this prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

    The consolidated balance sheets of Protective Life as of December 31, 1999 and 1998 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999 and the related financial statement schedules included in this prospectus, have been included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Experts

    Actuarial matters included in this prospectus have been examined by Stephen Peeples, F.S.A, M.A.A.A., whose opinion is filed as an exhibit to the registration statement.

IMSA

    Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 1999 and December 31, 1998 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 1999 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, stockholder's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 as well as the Report of Independent Accountants are contained herein.

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

   In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets as listed in the accompanying index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account (the Separate Account) at December 31, 1999 and 1998, and the results of its operations and changes in net assets for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
March 22, 2000
Birmingham, Alabama

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$2,916	$3,396	$791	$1,130	$4,430	$6,719	$39
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets	2,916	3,396	791	1,130	4,430	6,719	39

Liabilities
Payable to Protective Life Insurance Company	0	18	21	5	43	1	0

Net assets	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$121	$3,506	$3,781	$1,954	$606	$203	$177
Receivable from Protective Life Insurance Company	0	0	0	0	0	2	0

Total assets	121	3,506	3,781	1,954	606	205	177

Liabilities
Payable to Protective Life Insurance Company	0	6	7	21	0	0	0

Net assets	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$2,192	$3,269	$1,939	$2,385	$618	$362	$64
Receivable from Protective Life Insurance Company	0	7	0	11	0	2	0

Total assets	2,192	3,276	1,939	2,396	618	364	64

Liabilities
Payable to Protective Life Insurance Company	8	0	27	0	22	0	0

Net assets	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$11	$1	$40,610
Receivable from Protective Life Insurance Company	0	0	22

Total assets	11	1	40,632

Liabilities
Payable to Protective Life Insurance Company	0	0	179

Net assets	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$304	$1,922	$1,442	$308	$769	$1,502	$2,627	$4	$29
Receivable from Protective Life Insurance Company	0	17	23	4	13	20	31	0	0

Total assets	304	1,939	1,465	312	782	1,522	2,658	4	29

Liabilities
Payable to Protective Life Insurance Company	1	0	0	0	0	0	0	0	0

Net assets	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Assets
Investment in sub-accounts at market value	$699	$1,414	$477	$133	$598	$1,012	$359	$140	$13,739
Receivable from Protective Life Insurance Company	0	1	15	0	0	0	0	2	126

Total assets	699	1,415	492	133	598	1,012	359	142	13,865

Liabilities
Payable to Protective Life Insurance Company	3	0	0	1	0	1	0	0	6

Net assets	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations	$133	$763	$(4)	$(7)	$620	$1,240	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations	$10	$1,335	$638	$105	$4	$46	$27

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations	$850	$784	$217	$61	$15	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations	$1	$0	$6,912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$4	$24	$1	$6	$4	$8	$10	$0	$1

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(4)	0	0	(9)	(5)	(1)	0	0
Capital gain distribution	0	140	67	7	90	14	45	0	1

Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) on investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net realized and unrealized gain (loss) on investments	0	(103)	179	8	(127)	162	461	0	1

Net increase (decrease) in net assets resulting from operations	$4	$(79)	$180	$14	$(123)	$170	$471	$0	$2

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$1	$0	$0	$1	$2	$0	$0	$62

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(10)	(6)	0	0	(1)	0	0	0	(36)
Capital gain distribution	2	11	0	0	5	21	1	0	404

Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) on investments during the period	114	163	35	7	61	113	27	1	757

Net realized and unrealized gain (loss) on investments	106	168	35	7	65	134	28	1	1,125

Net increase (decrease) in net assets resulting from operations	$106	$169	$35	$7	$66	$136	$28	$1	$1,187

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$1	$7	$9	$9	$2	$3	$4	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	0	0	0	0	0	0
Capital gain distribution	0	132	30	1	62	33	39	0	0

Net realized gain (loss) on investments	0	133	30	1	62	33	39	0	0
Net unrealized appreciation (depreciation) on investments during the period	0	(19)	(31)	(4)	38	21	54	0	0

Net realized and unrealized gain (loss) on investments	0	114	(1)	(3)	100	54	93	0	0

Net increase (decrease) in net assets resulting from operations	$1	$121	$8	$6	$102	$57	$97	$0	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 1997
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$0	$0	$0	$0	$0	$0	$1	$36

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	0	0	0	0	0	0	0	0
Capital gain distribution	0	0	0	0	0	0	0	0	297

Net realized gain (loss) on investments	(1)	0	0	0	0	0	0	0	297
Net unrealized appreciation (depreciation) on investments during the period	(1)	1	0	0	0	0	0	0	59

Net realized and unrealized gain (loss) on investments	(2)	1	0	0	0	0	0	0	356

Net increase (decrease) in net assets resulting from operations	$(2)	$1	$0	$0	$0	$0	$0	$1	$392

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$2	$8	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	133	763	(4)	(7)	620	1,240	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Mortality and expense risk charges	(22)	(19)	(5)	(9)	(25)	(39)	0
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers from other portfolios	691	957	473	213	2,217	2,665	25

Net increase in net assets resulting from variable life policy transactions	844	1,150	462	350	2,245	2,820	28

Net increase in net assets	977	1,913	458	343	2,865	4,060	35

Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$3	$0	$4	$3	$5	$0	$0
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	10	1,335	638	105	4	46	27

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Mortality and expense risk charges	(1)	(14)	(21)	(11)	(3)	0	(1)
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase in net assets resulting from variable life policy transactions	82	1,469	1,721	1,336	470	159	150

Net increase in net assets	92	2,804	2,359	1,441	474	205	177

Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$0	$4	$3	$60	$15	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	850	784	217	61	15	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Mortality and expense risk charges	(10)	(16)	(10)	(10)	(3)	0	0
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase in net assets resulting from variable life policy transactions	736	1,481	1,336	2,032	439	298	63

Net increase in net assets	1,586	2,265	1,553	2,093	454	364	64

Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$0	$107
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,912

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Mortality and expense risk charges	0	0	(219)
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers from other portfolios	10	0	18,406

Net increase in net assets resulting from variable life policy transactions	10	1	19,682

Net increase in net assets	11	1	26,594

Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$4	$24	$1	$6	$4	$8	$10	$0	$1
Net realized gain (loss) on investments	0	136	67	7	81	9	44	0	1
Net unrealized appreciation (depreciation) of investments during the period	0	(239)	112	1	(208)	153	417	0	0

Net increase (decrease) in net assets resulting from operations	4	(79)	180	14	(123)	170	471	0	2

From variable life policy transactions
Contract owners' net payments	196	654	467	75	326	265	585	1	12
Mortality and expense risk charges	(1)	(14)	(9)	(1)	(6)	(7)	(12)	0	0
Cost of insurance and administrative charges	(7)	(262)	(154)	(25)	(107)	(112)	(209)	0	(2)
Surrenders	(18)	(205)	(59)	(5)	(48)	(22)	(35)	0	0
Death benefits		(2)	(3)	(5)	(2)	(3)	(5)	0	0
Net policy loan repayments (withdrawals)	0	(29)	(10)	(6)	7	2	(20)	0	0
Transfers from other portfolios	78	872	504	153	166	810	1,247	3	17

Net increase in net assets resulting from variable life policy transactions	248	1,014	736	186	336	933	1,551	4	27

Net increase in net assets	252	935	916	200	213	1,103	2,022	4	29

Net assets, beginning of year	51	1,004	549	112	569	419	636	0	0

Net assets, end of year	$303	$1,939	$1,465	$312	$782	$1,522	$2,658	$4	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$1	$0	$0	$1	$2	$0	$0	$62
Net realized gain (loss) on investments	(8)	5	0	0	4	21	1	0	368
Net unrealized appreciation (depreciation) of investments during the period	114	163	35	7	61	113	27	1	757

Net increase (decrease) in net assets resulting from operations	106	169	35	7	66	136	28	1	1,187

From variable life policy transactions
Contract owners' net payments	150	341	58	20	147	231	45	36	3,609
Mortality and expense risk charges	(3)	(6)	(1)	(1)	(3)	(4)	(1)	0	(69)
Cost of insurance and administrative charges	(54)	(94)	(15)	(4)	(50)	(70)	(14)	(10)	(1,189)
Surrenders	(8)	(6)	0	0	(7)	(4)	(1)	0	(418)
Death benefits	(2)	(5)	0	0	(1)	(3)	0	0	(31)
Net policy loan repayments (withdrawals)	17	17	0	0	0	(1)	0	0	(23)
Transfers from other portfolios	431	878	408	107	390	651	291	104	7,110

Net increase in net assets resulting from variable life policy transactions	531	1,125	450	122	476	800	320	130	8,989

Net increase in net assets	637	1,294	485	129	542	936	348	131	10,176

Net assets, beginning of year	59	121	7	3	56	75	11	11	3,683

Net assets, end of year	$696	$1,415	$492	$132	$598	$1,011	$359	$142	$13,859

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1997
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$1	$7	$9	$9	$2	$3	$4	$0	$0
Net realized gain (loss) on investments	0	133	30	1	62	33	39	0	0
Net unrealized appreciation (depreciation) of investments during the period	0	(19)	(31)	(4)	38	21	54	0	0

Net increase (decrease) in net assets resulting from operations	1	121	8	6	102	57	97	0	0

From variable life policy transactions
Contract owners' net payments	35	321	216	31	188	137	216	0	0
Mortality and expense risk charges	0	(5)	(3)	(1)	(3)	(2)	(3)	0	0
Cost of insurance and administrative charges	(1)	(113)	(76)	(10)	(77)	(47)	(79)	0	0
Surrenders	0	(7)	(2)	0	(6)	(5)	(2)	0	0
Death benefits	0	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	0	(19)	(18)	0	0	0
Transfers from other portfolios	2	537	284	65	255	221	302	0	0

Net increase in net assets resulting from variable life policy transactions	36	733	419	85	338	286	434	0	0

Net increase in net assets	37	854	427	91	440	343	531	0	0

Net assets, beginning of year	14	150	122	21	129	76	105	0	0

Net assets, end of year	$51	$1,004	$549	$112	$569	$419	$636	$0	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 1997
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$0	$0	$0	$0	$0	$0	$0	$1	$36
Net realized gain (loss) on investments	(1)	0	0	0	0	0	0	0	297
Net unrealized appreciation (depreciation) of investments during the period	(1)	1	0	0	0	0	0	0	59

Net increase (decrease) in net assets resulting from operations	(2)	1	0	0	0	0	0	1	392

From variable life policy transactions
Contract owners' net payments	18	32	0	1	17	22	2	1	1,237
Mortality and expense risk charges	0	(1)	0	0	0	0	0	0	(18)
Cost of insurance and administrative charges	(4)	(6)	0	0	(4)	(4)	(1)	(1)	(423)
Surrenders	(4)	(1)	0	0	(4)	0	0	0	(31)
Death benefits	0	0	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(16)	(17)	0	0	0	0	0	0	(70)
Transfers from other portfolios	67	113	7	2	47	57	10	10	1,979

Net increase in net assets resulting from variable life policy transactions	61	120	7	3	56	75	11	10	2,674

Net increase in net assets	59	121	7	3	56	75	11	11	3,066

Net assets, beginning of year	0	0	0	0	0	0	0	0	617

Net assets, end of year	$59	$121	$7	$3	$56	$75	$11	$11	$3,683

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 1999 and 1998, and 1997

(In Thousands)

1.  Organization

    Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance polices.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998 and 1997, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company in exchange for shares of the corresponding portfolio. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. The Separate Account invests contract owners' funds in exchange for shares in the independent funds. The and then holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added May 1, 1999, with sales beginning in 1999. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    Gross premiums from the contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value for the years ended December 31, 1999 and 1998 was $4.6 million and $0.7 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.  Significant Accounting Policies

    Investment Valuation:  Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    Realized Gains and Losses:  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    Dividend Income and Capital Gain Distributions:  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    Federal Income Taxes:  The result of operations of the Separate Account is included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

3.  Investments

    At December 31, 1999 and 1998, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	1999
	Shares	Cost	Market Value
PIC Growth and Income	199,873	$3,101	$2,916
PIC International Equity	181,309	2,585	3,396
PIC Global Income	75,499	803	791
PIC Small Cap Value	130,298	1,321	1,130
PIC Core US Equity	162,705	3,634	4,430
PIC Capital Growth	254,862	5,049	6,719
Calvert Social Small Cap Growth	2,937	31	39
Calvert Social Balanced	55,810	123	121
MFS Emerging Growth	92,378	2,055	3,506
MFS Research	161,214	2,983	3,781
MFS Growth with Income	91,675	1,820	1,954
MFS Total Return	34,134	607	606
MFS New Discovery	11,782	161	203
MFS Utilities	7,306	151	177
Oppenheimer Aggressive Growth	26,609	1,279	2,192
Oppenheimer Capital Appreciation	65,531	2,417	3,269
Oppenheimer Growth and Income	78,728	1,702	1,939
Oppenheimer Money Fund	2,384,042	2,384	2,385
Oppenheimer Strategic Bond	124,304	617	618
Oppenheimer Global Securities	10,824	295	362
Oppenheimer High Income	5,986	64	64
Van Eck Hard Asset	1,017	11	11
Van Eck Real Estate	120	1	1

	4,158,943	$33,194	$40,610

	1998
	Shares	Cost	Market Value
PIC Money Market	303,636	$304	$304
PIC Growth and Income	136,591	2,179	1,922
PIC International Equity	100,826	1,360	1,442
PIC Global Income	28,951	313	308
PIC Small Cap Value	88,832	952	769
PIC Core US Equity	67,806	1,329	1,502
PIC Capital Growth	125,926	2,152	2,627
Calvert Social Small Cap Growth	322	3	4
Calvert Social Balanced	13,587	29	29
MFS Emerging Growth	32,534	585	699
MFS Research	74,245	1,250	1,414
MFS Growth With Income	23,690	441	477
MFS Total Return	7,338	126	133
Oppenheimer Aggressive Growth	13,335	537	598
Oppenheimer Growth	27,601	899	1,012
Oppenheimer Growth and Income	17,530	332	359
Oppenheimer Strategic Bond	27,409	139	140

	1,090,159	$12,930	$13,739

    During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	98,819	86,028	63,125	63,864	111,639	138,272	3,805
Shares received from reinvestment of dividends	2,383	2,972	280	24	568	2,946	1

Total shares acquired	101,202	89,000	63,405	63,888	112,207	141,218	3,806
Shares redeemed	(37,920)	(8,517)	(16,857)	(22,422)	(17,308)	(12,282)	(1,191)

Net increase in shares owned	63,282	80,483	46,548	41,466	94,899	128,936	2,615
Shares owned, beginning of period	136,591	100,826	28,951	88,832	67,806	125,926	322

Shares owned, end of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Cost of shares acquired	$1,473	$1,356	$668	$560	$2,731	$3,173	$42

Cost of shares redeemed	$(552)	$(130)	$(178)	$(192)	$(425)	$(276)	$(14)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	47,305	66,347	98,758	77,155	30,678	14,365	12,178
Shares received from reinvestment of dividends	5,331	0	1,167	334	781	186	0

Total shares acquired	52,636	66,347	99,925	77,489	31,459	14,551	12,178
Shares redeemed	(10,413)	(6,503)	(12,956)	(9,504)	(4,663)	(2,769)	(4,872)

Net increase in shares owned	42,223	59,844	86,969	67,985	26,796	11,782	7,306
Shares owned, beginning of period	13,587	32,534	74,245	23,690	7,338	0	0

Shares owned, end of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Cost of shares acquired	$117	$1,627	$1,992	$1,573	$565	$194	$254

Cost of shares redeemed	$(23)	$(157)	$(260)	$(194)	$(84)	$(34)	$(103)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	15,443	40,681	71,164	2,999,557	114,011	11,509	5,994
Shares received from reinvestment of dividends	0	1,264	331	59,899	3,193	0	0

Total shares acquired	15,443	41,945	71,495	3,059,456	117,204	11,509	5,994
Shares redeemed	(2,169)	(4,015)	(10,297)	(979,050)	(20,309)	(685)	(8)

Net increase in shares owned	13,274	37,930	61,198	2,080,406	96,895	10,824	5,986
Shares owned, beginning of period	13,335	27,601	17,530	303,636	27,409	0	0

Shares owned, end of period	26,609	65,531	78,728	2,384,042	124,304	10,824	5,986

Cost of shares acquired	$861	$1,676	$1,599	$3,060	$578	$313	$64

Cost of shares redeemed	$(119)	$(159)	$(229)	$(979)	$(100)	$(17)	$0

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	1,019	155
Shares received from reinvestment of dividends	0	0

Total shares acquired	1,019	155
Shares redeemed	(2)	(35)

Net increase in shares owned	1,017	120
Shares owned, beginning of period	0	0

Shares owned, end of period	1,017	120

Cost of shares acquired	$11	$1

Cost of shares redeemed	$0	$0

    During the year ended December 31, 1998, transactions in shares were as follows (in thousands, except share data):

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Shares purchased	390,313	86,003	60,450	21,423	42,559	49,631	89,176	326	13,318
Shares received from reinvestment of dividends	4,328	11,648	4,758	1,268	11,171	1,000	2,619	4	988

Total shares acquired	394,641	97,651	65,208	22,691	53,730	50,631	91,795	330	14,306
Shares redeemed	(141,893)	(24,351)	(7,919)	(4,855)	(12,859)	(5,556)	(5,774)	(14)	(762)

Net increase in shares owned	252,748	73,300	57,289	17,836	40,871	45,075	86,021	316	13,544
Shares owned, beginning of period	50,888	63,291	43,537	11,115	47,961	22,731	39,905	6	43

Shares owned, end of period	303,636	136,591	100,826	28,951	88,832	67,806	125,926	322	13,587

Cost of shares acquired	$395	$1,532	$897	$246	$553	$1,045	$1,689	$3	$31

Cost of shares redeemed	$(142)	$(369)	$(108)	$(51)	$(137)	$(114)	$(110)	$0	$(2)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond
Shares purchased	34,078	73,609	23,570	7,302	12,591	25,217	17,480	26,918
Shares received from reinvestment of dividends	123	660	0	20	115	698	45	67

Total shares acquired	34,201	74,269	23,570	7,322	12,706	25,915	17,525	26,985
Shares redeemed	(5,378)	(7,698)	(306)	(158)	(744)	(610)	(576)	(1,575)

Net increase in shares owned	28,823	66,571	23,264	7,164	11,962	25,305	16,949	25,410
Shares owned, beginning of period	3,711	7,674	426	174	1,373	2,296	581	1,999

Shares owned, end of period	32,534	74,245	23,690	7,338	13,335	27,601	17,530	27,409

Cost of shares acquired	$623	$1,263	$439	$126	$511	$846	$331	$137

Cost of shares redeemed	$(98)	$(133)	$(6)	$(3)	$(31)	$(21)	$(11)	$(8)

4.  Related Party Transactions

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, sales, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of the Internal Revenue Code of 1986, as amended. Loans outstanding approximated $0.4 million and $0.1 million at December 31, 1999 and 1998, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

   In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
February 23, 2000
Birmingham, Alabama

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands)

	Year Ended December 31
	1999	1998	1997
REVENUES
Premiums and policy fees	$1,137,256	$1,027,340	$814,420
Reinsurance ceded	(538,033)	(459,215)	(334,214)

Net of reinsurance ceded	599,223	568,125	480,206
Net investment income	623,231	603,795	557,488
Realized investment gains	4,760	2,136	1,824
Other income	27,102	20,201	6,149

	1,254,316	1,194,257	1,045,667

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 1999-$344,474; 1998-$330,494; 1997-$180,605)	771,527	730,496	658,872
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Other operating expenses (net of reinsurance ceded: 1999-$150,570; 1998-$166,375; 1997-$90,045)	176,439	172,228	129,870

	1,052,879	1,013,912	895,917

INCOME BEFORE INCOME TAX	201,437	180,345	149,750
INCOME TAX EXPENSE (BENEFIT)
Current	47,504	48,237	66,283
Deferred	25,675	14,925	(13,981)

	73,179	63,162	52,302

NET INCOME	$128,258	$117,183	$97,448

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)

	December 31
	1999	1998
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 1999-$6,517,851; 1998-$6,307,274)	$6,275,607	$6,400,262
Equity securities, at market (cost: 1999-$32,092; 1998-$15,151)	30,696	12,258
Mortgage loans on real estate	1,946,690	1,623,603
Investment real estate, net of accumulated depreciation (1999-$1,014; 1998-$782)	15,582	14,868
Policy loans	232,126	232,670
Other long-term investments	68,890	70,078
Short-term investments	81,171	159,655

Total investments	8,650,762	8,513,394
Accrued investment income	101,120	100,395
Accounts and premiums receivable, net of allowance for uncollectible amounts (1999-$2,540; 1998-$4,304)	45,852	31,265
Reinsurance receivables	859,684	756,370
Deferred policy acquisition costs	1,011,524	841,425
Property and equipment, net	49,002	42,374
Other assets	27,712	34,632
Receivable from related parties	13,059
Assets related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

	$12,581,143	$11,622,895

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$4,566,426	$4,140,003
Unearned premiums	507,659	389,294

	5,074,085	4,529,297
Stable value investment contract deposits	2,680,009	2,691,697
Annuity deposits	1,639,231	1,519,820
Other policyholders' funds	116,815	219,356
Other liabilities	293,862	226,310
Accrued income taxes	(25,833)	(10,992)
Deferred income taxes	(32,335)	51,735
Note payable	2,338	2,363
Indebtedness to related parties	14,000	20,898
Liabilities related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

Total liabilities	11,584,600	10,553,524

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value	5,000	5,000
Shares authorized and issued: 5,000,000
Additional paid-in capital	327,992	327,992
Note receivable from PLC Employee Stock Ownership Plan	(5,148)	(5,199)
Retained earnings	814,777	686,519
Accumulated other comprehensive income
Net unrealized gains on investments (net of income tax: 1999-$(78,658); 1998-$29,646)	(146,080)	55,057

Total share-owner's equity	996,543	1,069,371

	$12,581,143	$11,622,895

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1996	$2	$5,000	$237,992	$(5,579)	$532,088	$6,688	$776,191

Net income for 1997					97,448		97,448
Increase in net unrealized gains on investments (net of income tax-$30,275)						56,225	56,225
Reclassification adjustment for amounts included in net income (net of income tax: $(638))						(1,186)	(1,186)

Comprehensive income for 1997							152,487

Preferred dividends ($50 per share)					(100)		(100)
Capital contribution from PLC			90,000				90,000
Decrease in note receivable from PLC ESOP				201			201

Balance, December 31, 1997	2	5,000	327,992	(5,378)	629,436	61,727	1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax — $(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included In net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	$2	$5,000	$327,992	$(5,148)	$814,777	$(146,080)	$996,543

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	December 31
	1999	1998	1997
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$128,258	$117,183	$97,448
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(4,760)	(2,136)	(1,824)
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Capitalization of deferred policy acquisition costs	(239,483)	(192,838)	(135,211)
Depreciation expense	10,513	7,110	5,124
Deferred income taxes	24,234	14,925	(17,918)
Accrued income taxes	(14,841)	(11,933)	(5,558)
Interest credited to universal life and investment products	331,746	352,721	299,004
Policy fees assessed on universal life and investment products	(165,818)	(139,689)	(131,582)
Change in accrued investment income and other receivables	(119,183)	(159,362)	(158,798)
Change in policy liabilities and other policyholder funds of traditional life and health products	215,201	322,464	279,522
Change in other liabilities	67,552	(19,771)	65,393
Other (net)	(5,526)	(22,634)	(1,133)

Net cash provided by operating activities	332,806	377,228	401,642

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	9,973,742	10,445,407	6,462,663
Other	243,280	198,559	324,242
Sale of investments:
Investment available for sale	537,343	1,080,265	1,108,058
Other	267,892	155,906	695,270
Cost of investments acquired:
Investments available for sale	(10,625,354)	(11,505,098)	(8,426,980)
Other	(864,100)	(662,350)	(718,335)
Acquisitions and bulk reinsurance assumptions	46,508		(169,124)
Purchase of property and equipment	(18,075)	(13,077)	(6,087)
Sale of property and equipment	151		2,681

Net cash used in investing activities	(438,613)	(300,388)	(727,612)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	4,351,177	1,975,800	1,159,538
Capital contribution from PLC			90,000
Principal payments on line of credit arrangements and long-term debt	(4,351,203)	(1,973,437)	(1,159,538)
Principal payment on surplus note to PLC	(4,000)	(2,000)	(4,693)
Dividends to share owner		(60,100)	(100)
Investment product deposits and change in universal life deposits	1,300,736	981,124	910,659
Investment product withdrawals	(1,190,903)	(1,037,424)	(745,083)

Net cash provided by (used in) financing activities	105,807	(116,037)	250,783

INCREASE(DECREASE) IN CASH	0	(39,197)	(75,187)
CASH AT BEGINNING OF YEAR	0	39,197	114,384

CASH AT END OF YEAR	$0	$0	$39,197

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$5,611	$8,338	$4,343
Income taxes	$56,192	$57,429	$70,133
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$51	$179	$201
Acquisitions and bulk reinsurance assumptions
Assets acquired	$12,502	$247,894	$1,114,832
Liabilities assumed	(12,502)	(380,405)	(902,267)

Net	$0	$(132,511)	$212,565

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of accounting principles generally accepted in the United Sates. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

  Entities Included

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

  Nature of Operations

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

   The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

  Recently Issued Accounting Standards

    In 1997 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities"; SFAS No. 130, "Reporting Comprehensive Income"; and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information".

   In 1998 PLC adopted SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits."

   In 1999, Protective adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," and Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants.

   The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

   The Financial Accounting Standards Board has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 will require Protective to report derivative financial instruments on the balance sheet and to carry such derivatives at fair value. The fair values of derivatives increase or decrease as interest rates change. Under SFAS No. 133, changes in fair value are reported as a component of net income or as a change to share-owner's equity, depending upon the nature of the derivative. Although the adoption of SFAS No. 133 will not affect Protective's operations, adoption will introduce volatility into Protective's reported net income and share-owner's equity as interest rates change. Protective has not estimated the potential effect SFAS No. 133 will have on its net income and share-owner's equity.

  Investments

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale".

   Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

   Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.8 million in bank deposits voluntarily restricted as to withdrawal.

   As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

   Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	1999	1998
Total investments	$8,894,426	$8,412,167
Deferred policy acquisition costs	992,518	857,949
All other assets	2,918,857	2,268,076

	$12,805,801	$11,538,192

Deferred income taxes	$46,243	$22,089
All other liabilities	11,616,935	10,501,789

	11,663,178	10,523,878
Share-owner's equity	1,142,623	1,014,314

	$12,805,801	$11,538,192

   Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Derivative Financial Instruments

    Protective has not used derivative financial instruments for trading purposes. Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 1999 and 1998.

   Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid related to the initiation of interest rate swap contracts were $1.4 million and $1.0 million in 1999 and 1998 respectively. No amounts were received in 1999 and 1998.

   At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. At December 31, 1998, contracts with a notional amount of $1,623.1 million were in a $5.4 million net unrealized gain position. Protective recognized $3.8 million in realized investment gains related to derivative financial instruments in 1999.

   Protective's derivative financial instruments are with highly rated counterparties.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Property and Equipment

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

   Property and equipment consisted of the following at December 31:

	1999	1998
Home office building	$40,524	$37,959
Other, principally furniture and equipment	54,412	58,958

	94,936	96,917
Accumulated depreciation	45,934	54,543

	$49,002	$42,374

  Separate Accounts

    The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

   Activity in the liability for unpaid claims is summarized as follows:

	1999	1998	1997
Balance beginning of year	$90,332	$106,121	$108,159
Less reinsurance	20,019	18,673	6,423

Net balance beginning of year	70,313	87,448	101,736

Incurred related to:
Current year	311,002	288,015	258,322
Prior year	(5,574)	(10,198)	(14,540)

Total incurred	305,428	277,817	243,782

Paid related to:
Current year	264,298	236,001	203,381
Prior year	40,197	58,951	58,104

Total paid	304,495	294,952	261,485

Other changes:
Acquisitions and reserve transfers	1,668	0	3,415

Net balance end of year	72,914	70,313	87,448
Plus reinsurance	47,661	20,019	18,673

Balance end of year	120,575	$90,332	$106,121

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1999.

  Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized

Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

   The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $340.6 million and $370.3 million at December 31, 1999 and 1998, respectively. During 1999 $13.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $43.0 million was amortized. During 1998 $132.5 million of present value of future profits was capitalized, and $37.1 million was amortized.

  Income Taxes

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principals generally accepted in the United States (GAAP) differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stock-owner's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

   The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owners' Equity
	1999	1998	1997	1999	1998	1997
In conformity with statutory reporting practices:-(1)	$75,114	$147,077	$134,417	$567,634	$531,956	$579,111
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	120,644	68,155	10,310	1,011,524	841,425	632,605
Deferred income tax	(25,675)	(14,925)	13,981	32,335	(51,735)	(49,417)
Asset Valuation Reserve				41,104	66,922	67,369
Interest Maintenance Reserve	(226)	(1,355)	(1,434)	19,328	15,507	9,809
Nonadmitted items				51,350	42,835	30,500
Other timing and valuation adjustments	72,527	(76,214)	(54,494)	(467,130)	(282,480)	(215,448)
Noninsurance affiliates	20,698	18,171	17,530			(4)
Consolidation elimination	(134,824)	(23,726)	(22,862)	(259,602)	(95,059)	(35,746)

In conformity with generally accepted accounting principles	$128,258	$117,183	$97,448	$996,543	$1,069,371	$1,018,779

(1)	Consolidated

   As of December 31, 1999, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $53.6 million.

   The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification changes current statutory accounting rules in several areas. Protective has not estimated the potential effect the Codification may have on the statutory capital of Protective and its insurance subsidiaries. The Codification will become effective January 1, 2001.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$466,957	$463,416	$396,255
Equity securities	775	905	1,186
Mortgage loans on real estate	172,027	158,461	161,604
Investment real estate	1,949	1,224	2,004
Policy loans	15,994	12,346	11,370
Other, principally short-term investments	20,244	16,536	21,876

	677,946	652,888	594,295
Investment expenses	54,715	49,093	36,807

	$623,231	$603,795	$557,488

   Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$13,049	$4,374	$(8,355)
Equity securities	(3,371)	(4,465)	5,975
Mortgage loans and other investments	(4,918)	2,227	4,204

	$4,760	$2,136	$1,824

   Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $20.4 million at December 31, 1999 and $24.1 million at December 31, 1998. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment gains of $1.0 million in 1999, net realized investment gains of $3.2 million in 1998, and net realized investment losses of $6.1 million in 1997.

   In 1999, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million. In 1997, gross gains were $21.3 million and gross losses were $23.5 million.

   The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,176,016	5,938	149,591	3,032,363
Redeemable preferred stocks	1,182	19	0	1,201

	6,517,851	24,894	267,138	6,275,607
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,631,114	$25,538	$269,178	$6,387,474

1998	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,581,561	$41,626	$33,939	$2,589,248
United States Government and authorities	72,697	2,812	0	75,509
States, municipalities, and political subdivisions	29,521	1,131	0	30,652
Public utilities	533,082	15,066	0	548,148
Convertibles and bonds with warrants	694	0	179	515
All other corporate bonds	3,083,782	98,992	32,629	3,150,145
Redeemable preferred stocks	5,937	108	0	6,045

	6,307,274	159,735	66,747	6,400,262
Equity securities	15,151	456	3,349	12,258
Short-term investments	159,655	0	0	159,655

	$6,482,080	$160,191	$70,096	$6,572,175

   The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$321,155	$320,601
Due after one year through five years	2,913,620	2,863,873
Due after five years through ten years	2,152,116	2,049,482
Due after ten years	1,130,960	1,041,651

	$6,517,851	$6,275,607

1998	Amortized Cost	Estimated Market Values
Due in one year or less	$705,859	$709,686
Due after one year through five years	3,255,973	3,325,078
Due after five years through ten years	1,655,055	1,690,581
Due after ten years	690,387	674,917

	$6,307,274	$6,400,262

    The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

Rating	1999	1998
AAA	37.5%	34.3%
AA	6.3	6.2
A	26.6	29.4
BBB	25.7	26.5
BB or less	3.8	3.5
Redeemable preferred stocks	0.1	0.1

	100.0%	100.0%

   At December 31, 1999 and 1998, Protective had bonds which were rated less than investment grade of $243.6 million and $222.9 million, respectively, having an amortized cost of $293.1 million and $252.0 million, respectively. At December 31, 1999, approximately $81.5 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $910.4 million of bonds are not publicly traded.

   The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	1999	1998	1997
Fixed maturities	$(217,901)	$(21,705)	$72,741
Equity securities	973	4,605	(8,813)

   At December 31, 1999, all of Protective's mortgage loans were commercial loans of which 79% were retail, 8% were apartments, 6% were office buildings, and 6% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 74% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Florida, Texas, Georgia, Tennessee, North Carolina, Virginia, Alabama, South Carolina, Washington, Kentucky, Ohio, and Mississippi.

   Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $109.6 million would become due in 2001, $408.8 million in 2002 to 2005, and $333.6 million in 2006 to 2010.

   At December 31, 1999, the average mortgage loan was approximately $2.0 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $17.0 million.

   At December 31, 1999 and 1998, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $22.9 million and $11.7 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

   Certain investments, principally real estate, with a carrying value of $36.3 million were non-income producing for the twelve months ended December 31, 1999.

   Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	1999	1998	1997
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.1)	(0.1)	(0.2)
Low-income housing credit	(0.5)	(0.5)	(0.6)
Tax benefits arising from prior acquisitions and other adjustments	0.3	0.1	0.7
State income taxes	1.6	0.5

Effective income tax rate	36.3%	35.0%	34.9%

   The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

   Details of the deferred income tax provision for the years ended December 31 are as follows:

	1999	1998	1997
Deferred policy acquisition costs	$46,175	$60,746	$7,054
Benefit and other policy liability changes	(27,158)	(41,268)	(23,564)
Temporary differences of investment income	6,655	(3,491)	2,516
Other items	3	(1,062)	13

	$25,675	$14,925	$(13,981)

   The components of Protective's net deferred income tax liability as of December 31 were as follows:

	1999	1998
Deferred income tax assets:
Policy and policyholder liability reserves	$217,642	$190,328
Unrealized loss on investments	70,421
Other	2,088	2,091

	290,151	192,419

Deferred income tax liabilities:
Deferred policy acquisition costs	257,816	211,641
Unrealized gain on investments		32,513

	257,816	244,154

Net deferred income tax liability	$(32,335)	$51,735

   Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1999 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $840.3 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

   Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

    At December 31, 1999, PLC had borrowed $55.0 million at a rate of 6.7%. PLC had also borrowed $59.0 million at a rate of 6.6% under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

   Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1999 and 1998. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

   Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1999, the balance of the surplus debenture was $14.0 million. The debenture matures in 2003.

   Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

   Interest expense on borrowed money totaled $5.1 million, $8.3 million, and $4.3 million, in 1999, 1998, and 1997, respectively.

NOTE F — RECENT ACQUISITIONS

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

   In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

   In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

   These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

   A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In some states including Alabama, (where Protective maintains its headquarters) juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 1999, approximately $736.0 million of consolidated share-owner's equity excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2000 is estimated to be $175.5 million.

NOTE I — PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 1999. Dividends of $0.1 million were paid to PLC in 1998, and 1997. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.1 million at December 31, 1999, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

   Protective leases furnished office space and computers to affiliates. Lease revenues were $3.7 million in 1999, $3.0 million in 1998, and $3.1 million in 1997. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $69.2 million, $56.2 million, and $51.6 million in 1999, 1998, and 1997, respectively. Commissions paid to affiliated marketing organizations of $11.4 million, $8.4 million, and $5.2 million in 1999, 1998, and 1997, respectively, were included in deferred policy acquisition costs.

   Certain corporations with which PLC's directors were affiliated paid Protective premiums, policy fees, or deposits for various types of insurance and investment products. Such premiums, policy fees, and deposits amounted to $56.4 million, $28.6 million and $21.4 million in 1999, 1998, and 1997, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.9 million, $7.3 million and $5.4 million in 1999, 1998, and 1997, respectively.

   For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

    Individual Life Division. The Individual Life Division markets level premium term and term-like insurance products, universal life, and variable universal life on a national basis primarily through networks of independent insurance agents.

   West Coast Division. The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

   Acquisitions Division. The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    Dental and Consumer Benefits Division. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

   Financial Institutions Division. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

Retirement Savings and Investment Products

    Stable Value Products Division. The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also offers related products, including fixed and floating rate funding agreements offered to the trustees of municipal bond proceeds, bank trust departments, and money market funds, and long-term annuity contracts offered to fund certain state obligations.

   Investment Products Division. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

   Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

   Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

   There are no significant intersegment transactions.

    Operating segment income and assets for the years ended December 31 are as follows:

	Life Insurance			Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Individual Life	West Coast	Acquisitions	Dental and Consumer Benefits	Financial Institutions	Stable Value Products	Investment Products
1999
Premiums and policy fees	$274,598	$87,226	$148,620	$317,360	$284,891		$24,248
Reinsurance ceded	(182,092)	(64,019)	(33,754)	(81,240)	(176,928)

Net of reinsurance ceded	92,506	23,207	114,866	236,120	107,963		24,248
Net investment income	59,916	78,128	129,806	14,915	24,121	$210,208	106,599
Realized investment gains (losses)						(549)	1,446
Other income	(2,250)	1,302	(9)	6,277	15,831		2,146

Total revenues	150,172	102,637	244,663	257,312	147,915	209,659	134,439

Benefits and settlement expenses	74,455	73,176	129,581	172,166	55,899	175,290	88,642
Amortization of deferred policy acquisition costs	23,434	6,047	19,444	10,705	24,718	744	19,820
Other operating expenses	20,850	(2,649)	31,178	56,396	44,728	4,709	14,617

Total benefits and expenses	118,739	76,574	180,203	239,267	125,345	180,743	123,079

Income before income tax	31,433	26,063	64,460	18,045	22,570	28,916	11,360
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329	$277,316	$301,230		$18,809
Reinsurance ceded	(102,533)	(53,377)	(28,594)	(85,753)	(188,958)

Net of reinsurance ceded	126,168	22,380	96,735	191,563	112,272		18,809
Net investment income	55,779	63,492	112,154	15,245	25,068	$213,136	105,827
Realized investment gains (losses)						1,609	1,318
Other income	70	6	1,713	4,295	10,302		1,799

Total revenues	182,017	85,878	210,602	211,103	147,642	214,745	127,753

Benefits and settlement expenses	106,308	54,617	112,051	140,632	52,629	178,745	85,045
Amortization of deferred policy acquisition costs	30,543	4,924	18,894	10,352	28,526	735	17,213
Other operating expenses	14,983	5,354	26,717	49,913	48,837	2,876	14,428

Total benefits and expenses	151,834	64,895	157,662	200,897	129,992	182,356	116,686

Income before income tax	30,183	20,983	52,940	10,206	17,650	32,389	11,067
Income tax expense

Net income

1997
Premiums and policy fees	$182,746	$41,290	$120,504	$260,590	$196,694		$12,367
Reinsurance ceded	(55,266)	(27,168)	(17,869)	(109,480)	(124,431)

Net of reinsurance ceded	127,480	14,122	102,635	151,110	72,263		12,367
Net investment income	54,593	30,194	110,155	23,810	16,341	$211,915	105,196
Realized investment gains (losses)						(3,180)	589
Other income	617		10	1,278	3,033		(192)

Total revenues	182,690	44,316	212,800	176,198	91,637	208,735	117,960

Benefits and settlement expenses	114,678	28,304	116,506	110,148	27,643	179,235	82,019
Amortization of deferred policy acquisition costs	27,354	961	16,606	15,711	30,812	618	15,110
Other operating expenses	18,178	6,849	23,016	38,572	20,165	3,945	12,312

Total benefits and expenses	160,210	36,114	156,128	164,431	78,620	183,798	109,441

Income before income tax	22,480	8,202	56,672	11,767	13,017	24,937	8,519
Income tax expense

Net income

Operating Segment Assets
1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954	$197,673	$727,857	$2,766,178	$3,355,863
Deferred policy acquisition costs	379,117	200,605	235,903	25,819	51,339	1,156	117,577

Total assets	$1,585,085	$1,544,122	$1,789,857	$223,492	$779,196	$2,767,334	$3,473,440

Operating Segment Assets
1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123	$197,337	$645,909	$2,869,304	$2,542,536
Deferred policy acquisition costs	301,941	144,455	255,347	23,836	39,212	1,448	75,177

Total assets	$1,378,143	$1,294,097	$1,855,470	$221,173	$685,121	$2,870,752	$2,617,713

1997
Investments and other assets	$960,316	$910,030	$1,401,294	$208,071	$536,058	$2,887,732	$2,313,279
Deferred policy acquisition costs	252,321	108,126	138,052	22,459	52,836	1,785	56,074

Total assets	$1,212,637	$1,018,156	$1,539,346	$230,530	$588,894	$2,889,517	$2,369,353

(1)Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

Operating Segment Income	Corporate and Other	Adjustments(1)	Total Consolidated
1999
Premiums and policy fees	$313		$1,137,256
Reinsurance ceded			(538,033)

Net of reinsurance ceded	313		599,223
Net investment income	(462)		623,231
Realized investment gains (losses)		$3,863	4,760
Other income	3,805		27,102

Total revenues	3,656		1,254,316

Benefits and settlement expenses	2,318		771,527
Amortization of deferred policy acquisition costs	1		104,913
Other operating expenses	6,610		176,439

Total benefits and expenses	8,929		1,052,879

Income before income tax	(5,273)		201,437
Income tax expense		73,179	73,179

Net income			$128,258

1998
Premiums and policy fees	$198		$1,027,340
Reinsurance ceded			(459,215)

Net of reinsurance ceded	198		568,125
Net investment income	13,094		603,795
Realized investment gains (losses)		$(791)	2,136
Other income	2,016		20,201

Total revenues	15,308		1,194,257

Benefits and settlement expenses	469		730,496
Amortization of deferred policy acquisition costs	1		111,188
Other operating expenses	9,120		172,228

Total benefits and expenses	9,590		1,013,912

Income before income tax	5,718		180,345
Income tax expense		63,162	63,162

Net income			$117,183

1997
Premiums and policy fees	$229		$814,420
Reinsurance ceded			(334,214)

Net of reinsurance ceded	229		480,206
Net investment income	5,284		557,488
Realized investment gains (losses)		$4,415	1,824
Other income	1,403		6,149

Total revenues	6,916		1,045,667

Benefits and settlement expenses	339		658,872
Amortization of deferred policy acquisition costs	3		107,175
Other operating expenses	6,833		129,870

Total benefits and expenses	7,175		895,917

Income before income tax	(259)		149,750
Income tax expense		52,302	52,302

Net income			$97,448

Operating Segment Assets
1999
Investments and other assets	$418,609		$11,569,619
Deferred policy acquisition costs	8		1,011,524

Total assets	$418,617		$12,581,143

Operating Segment Assets
1998
Investments and other assets	$700,417		$10,781,470
Deferred policy acquisition costs	9		841,425

Total assets	$700,426		$11,622,895

1997
Investments and other assets	$525,896		$9,742,676
Deferred policy acquisition costs	952		632,605

Total assets	$526,848		$10,375,281

(1)Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

   The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	1999	1998
Projected benefit obligation, beginning of the year	$36,547	$30,612
Service cost - benefits earned during the year	3,270	2,585
Interest cost - on projected benefit obligation	2,779	2,203
Actuarial gain (loss)	(5,729)	2,115
Plan amendment	32	160
Benefits paid	(369)	(1,128)

Projected benefit obligation, end of the year	36,530	36,547

Fair value of plan assets beginning of the year	$25,147	$21,763
Actual return on plan assets	2,594	1,689
Employer contribution	7,048	2,823
Benefits paid	(369)	(1,128)

Fair value of plan assets end of the year	$34,420	25,147

Plan assets less than the projected benefit obligation	$(2,110)	$(11,400)
Unrecognized net actuarial loss from past experience different from that assumed	2,601	9,069
Unrecognized prior service cost	569	652
Unrecognized net transition asset	(17)	(34)

Net pension liability recognized in balance sheet	$1,043	$(1,713)

   Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$3,270	$2,585	$2,112
Interest cost	2,779	2,203	2,036
Expected return on plan assets	(2,348)	(1,950)	(1,793)
Amortization of prior service cost	115	112	100
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss	494	305	152

Net pension cost	$4,293	$3,238	$2,590

   Protective's share of the net pension cost was $3.6 million, $2.6 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

   Assumptions used to determine the benefit obligations as of December 31 were as follows:

	1999	1998	1997
Weighted average discount rate	8.00%	6.75%	7.25%
Rates of increase in compensation level	5.75%	4.75%	5.25%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

   Assets of the pension plan are included in the general assets of Protective. Until recently, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

   PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1999 and 1998, the projected benefit obligation of this plan totaled $13.1 million and $11.7 million, respectively, of which $8.3 million and $7.8 million, respectively, have been recognized in PLC's financial statements.

   Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$695	$611	$544
Interest cost	887	722	651
Plan amendment			351
Amortization of prior service cost	113	112	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	265	173	180

Net pension cost	$1,997	$1,655	$1,875

   In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1999 and 1998, the liability for such benefits totaled $1.2 million. The expense recorded by PLC was $0.1 million in 1999, 1998 and 1997. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

   Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

   PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1999, PLC had committed up to 120,812 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 1999, 1998, and 1997.

   PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Long-Term Incentive Plan (previously known as the Performance Share Plan) and receive stock appreciation rights (SARs) from PLC.

   Since 1973 PLC has had a Long-Term Incentive Plan (previously known as the Performance Share Plan) to motivate senior management to focus on PLC's long-range earnings performance through the awarding of performance shares. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by share owners in 1992 and 1997, up to 6,400,000 shares may be issued in payment of awards. The number of shares granted in 1999, 1998, and 1997 were 99,380, 71,340 and 98,780, respectively, having an approximate market value on the grant date of $3.4 million, $2.3 million, and $2.0 million, respectively. At December 31, 1999, outstanding awards measured at target and maximum payouts were 424,960 and 571,396 shares, respectively. The expense recorded by PLC for the Long-Term Incentive Plan was $3.4 million, $2.7 million, and $2.7 million in 1999, 1998, and 1997, respectively.

   During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1999 was 675,000. The SARs have a base price of $17.4375 per share of PLC Common Stock (the market price on the grant date was $17.50 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1999, 1998 and 1997.

NOTE N — REINSURANCE

    Protective assumes risks from, and reinsures certain of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

   Protective has reinsured approximately $93.5 billion, $64.8 billion, and $34.1 billion in face amount of life insurance risks with other insurers representing $364.7 million, $294.4 million, and $147.2 million of premium income for 1999, 1998, and 1997, respectively. Protective has also reinsured accident and health risks representing $172.8 million, $164.8 million, and $187.7 million of premium income for 1999, 1998, and 1997, respectively. In 1999 and 1998, policy and claim reserves relating to insurance ceded of $739.3 million and $658.7 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1999 and 1998, Protective had paid $46.8 million and $22.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1999, Protective had receivables of $74.0 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	1999		1998
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$6,275,607	$6,275,607	$6,400,262	$6,400,262
Equity securities	30,696	30,696	12,258	12,258
Mortgage loans on real estate	1,946,690	1,909,026	1,623,603	1,774,379
Short-term investments	81,171	81,171	159,655	159,655
Liabilities (see Notes A and E):
Guaranteed investment contract deposits	2,680,009	2,649,616	2,691,697	2,751,007
Annuity deposits	1,639,231	1,598,993	1,519,820	1,513,148
Notes payable	2,338	2,338	2,363	2,363
Other (see Note A):
Derivative Financial Instruments	5,273	3,564	986	6,426

   Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

   Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

NOTE P — SUBSEQUENT EVENT

    On January 20, 2000, Protective acquired the Lyndon Insurance Group ("Lyndon"). Lyndon manufactures and markets a variety of specialty insurance products including credit insurance, and vehicle and marine service agreements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental and Consumer Benefits	25,819	126,592	2,994	74,204	236,120	14,915	172,165	10,705	56,396
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,291	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	313	(462)	2,318	1	6,610

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental and Consumer Benefits	23,836	111,916	3,341	78,224	191,563	15,245	140,632	10,352	49,913
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	198	13,094	469	1	9,120

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

Year Ended December 31, 1997:
Life Insurance
Individual Life	$252,321	$920,924	$356	$16,334	$127,480	$54,593	$114,678	$27,354	$18,178
West Coast	108,126	739,463	0	95,495	14,122	30,194	28,304	961	6,849
Acquisitions	138,052	1,025,340	1,437	311,150	102,635	110,155	116,506	16,606	23,016
Specialty Insurance Products
Dental and Consumer Benefits	22,459	120,925	2,536	80,654	151,110	23,810	110,148	15,711	38,572
Financial Institutions	52,836	159,422	391,085	6,791	72,263	16,341	27,643	30,812	20,165
Retirement Savings and Investment Products
Stable Value Products	1,785	180,690	0	2,684,676	0	211,915	179,235	618	3,945
Investment Products	56,074	177,150	0	1,184,268	12,367	105,196	82,019	15,110	12,312
Corporate and Other	952	380	1,282	185	229	5,284	339	3	6,833

TOTAL	$632,605	$3,324,294	$396,696	$4,379,553	$480,206	$557,488	$658,872	$107,175	$129,870

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31,1999:
Life insurance in force	$120,577,512	$92,566,755	$9,239,074	$37,249,831	24.8%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31,1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

Year Ended December 31,1997:
Life insurance in force	$78,240,282	$34,139,554	$11,013,202	$55,113,930	20.0%

Premiums and policy fees:
Life insurance	$387,108	$147,184	$74,738	$314,662	23.8%
Accident and health insurance	336,575	187,539	10,510	159,546	6.7%
Property and liability insurance	6,139	176	35	5,998	0.6%

TOTAL	$729,822	$334,899	$85,283	$480,206

S-2

Appendix A

Examples of Death Benefit Computations Under Options A and B

    Option A Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $250,000 Face Amount will generally pay $250,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $100,000, the Death Benefit will exceed the $250,000 Face Amount. Each additional dollar added to Policy Value above $100,000 will increase the Death Benefit by $2.50. A Policy with a $250,000 Face Amount and a Policy Value of $125,000 will provide Death Benefit of $312,500 ($125,000 x 250%); a Policy Value of $150,000 will provide a Death Benefit of $375,000 ($150,000 x 250%); a Policy Value of $175,000 will provide a Death Benefit of $437,500 ($175,000 x 250%).

    Similarly, so long as Policy Value exceeds $100,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $112,500 to $100,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $281,250 to $250,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $250,000 Face Amount unless the Policy Value exceeded approximately $135,138 (rather than $100,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

    Option B Example.  For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $250,000 will generally provide a Death Benefit of $250,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $25,000 will have a Death Benefit of $275,000 ($250,000 + $25,000); a Policy Value of $50,000 will provide a Death Benefit of $300,000 ($250,000 + $50,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $166,665, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $166,665 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $250,000 and a Policy Value of $175,000 will provide a Death Benefit of $437,500 ($175,000 x 250%); a Policy Value of $200,000 will provide a Death Benefit of $500,000 ($200,000 x 250%).

    Similarly, any time Policy Value exceeds $166,665, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $200,000 to $187,500 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $500,000 to $468,750. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

    The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $250,000 unless the Policy Value exceeded $294,118 (rather than $166,665), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

A-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage

0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

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Protective Life Insurance Company

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SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
THE POLICY
CALCULATION OF POLICY VALUES
POLICY BENEFITS
THE FIXED ACCOUNT
CHARGES AND DEDUCTIONS
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
USES OF THE POLICY
TAX CONSIDERATIONS
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME (Dollars in thousands)
CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY (Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES (in thousands)
SCHEDULE IV — REINSURANCE PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES (Dollars in thousands)
TABLE OF FACE AMOUNT PERCENTAGES